EXHIBIT 10.28

H & T RECEIVABLE FUNDING CORPORATION

Transferor

BALLY TOTAL FITNESS CORPORATION

Servicer

and

JP MORGAN CHASE BANK

Trustee

on behalf of the Series 2001-1 Certificateholders

SERIES 2001-1 SUPPLEMENT

Dated as of November 30, 2001

to

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

Dated as of December 16, 1996

H & T MASTER TRUST

$155,000,000 FLOATING RATE ACCOUNTS RECEIVABLE-BACKED
VARIABLE FUNDING CERTIFICATES
SERIES 2001-1

TABLE OF CONTENTS

     Section 15.    Transfer and Exchange; Restrictions on Transfer of Series 2001-1

EXHIBIT A      Form of Series 2001-1 Investor Certificate
EXHIBIT B      Form of Monthly Certificateholder's Statement
EXHIBIT C      Form of Investment Letter - Qualified Institutional Buyer
EXHIBIT D      Form of Investment Letter - Institutional Accredited Investor

ANNEX 1        Confidentiality Requirements
ANNEX 2        Notional Principal Amortization Schedule

       SERIES 2001-1 SUPPLEMENT, dated as of November 30, 2001 (this "Series Supplement") by and among H & T RECEIVABLE FUNDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), BALLY TOTAL FITNESS CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as Servicer (the "Servicer"), and JP MORGAN CHASE BANK, a banking corporation organized and existing under the laws of the State of New York, as Trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Amended and Restated Pooling and Servicing Agreement, dated as of December 16, 1996 (as amended, the "Agreement") by and among the Transferor, the Servicer and the Trustee (as successor-in-interest to Texas Commerce Bank National Association).

       Section 6.9 of the Agreement provides, among other things, that the Transferor, the Servicer and the Trustee may at any time and from time to time enter into a Supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Investor Certificates.

       Pursuant to this Series Supplement, the Transferor, the Servicer and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

       Section 1. Designation. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 2001-1 Certificates". The Series 2001-1 Certificates shall be issued in one Class, which shall be designated generally as the Floating Rate Accounts Receivable-Backed Variable Funding Trust Certificates, Series 2001-1 (the "Certificates").

       Section 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 2001-1 Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 2001-1 Certificates and no other Series of Investor Certificates issued by the Trust. Nothwithstanding anything to the contrary contained in the Agreement, as used in this Supplement, "GAAP" shall mean generally accepted accounting principles in the United States, consistently applied, that are in effect on the Closing Date.

       "Accrual Period" shall have the meaning set forth in the Certificate Purchase Agreement.

       "Additional Amounts" shall have the meaning specified in the Certificate Purchase Agreement.

       "Additional Interest" shall have the meaning specified in the Certificate Purchase Agreement.

       "Administrative Agent" shall have the meaning specified in the Certificate Purchase Agreement.

       "Amortization Period" shall mean the period beginning on the earlier of the Pay-Out Commencement Date or on the day following the last day of the Revolving Period, and ending on the earlier of the date on which funds sufficient for the payment in full of the Series 2001-1 Certificates have been deposited in the Distribution Account or on the Series 2001-1 Termination Date. For purposes of the Agreement not specific to this Series Supplement, an Amortization Period commencing with the Pay-Out Commencement Date shall constitute a "Rapid Amortization Period" for Series 2001-1.

       "Amortization Period Commencement Date" shall mean the earlier of (a) the first day of the December, 2003 Monthly Period and (b) the Pay-Out Commencement Date.

       "ASA Default Amount" shall mean, with respect to any Business Day, an amount equal to the product of (a) the Default Amount identified since the prior reporting date, and (b) the ASA Floating Allocation Percentage with respect to such Business Day.

       "ASA Dilution Amount" shall mean, with respect to any Business Day, an amount equal to the product of (a) the aggregate amount of Dilutions identified since the prior reporting date (excluding all Dilutions attributable to any Credit Card Program), and (b) the ASA Floating Allocation Percentage with respect to such Business Day.

       "ASA Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Available Subordination Amount as of the end of the preceding Business Day and the denominator of which is (a) the sum of the Aggregate Principal Receivables plus the principal amount, if any, on deposit in the Excess Funding Account, each as of the end of the preceding Business Day or (b) when used with respect to Principal Collections only, the denominator shall be the greater of (i) such amount set forth in clause (a), and (ii) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all outstanding Series and related Available Subordination Amounts (as defined in the Agreement), if any, on such day.

       "ASA Principal Allocation Amount" shall mean (a) with respect to any Business Day during the Revolving Period, an amount equal to the product of (i) the ASA Floating Allocation Percentage, and (ii) Principal Collections, in each case with respect to such Business Day, and (b) with respect to any Business Day on and after the Amortization Period Commencement Date, an amount equal to the product of (i) the ASA Principal Allocation Percentage, and (ii) Principal Collections, in each case with respect to such Business Day.

       "ASA Principal Allocation Percentage" shall mean, with respect to any Business Day on and after the Amortization Period Commencement Date, the percentage equivalent of a fraction, (a) the numerator of which is (i) if such Business Day occurs during the Amortization Period and a Pay-Out-Event shall not have occurred, the Available Subordination Amount as of the end of the preceding Business Day, or (ii) if such Business Day occurs during the Amortization Period and a Pay-Out-Event shall have occurred, the Available Subordination Amount as of the end of the last Business Day preceding the commencement of such Pay-Out-Event, and (b) the denominator of which is the greater of (i) the sum of the Aggregate Principal Receivables plus the principal amount, if any, on deposit in the Excess Funding Account, each as of the end of the preceding Business Day, and (ii) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all outstanding Series and related Available Subordination Amounts (as defined in the Agreement), if any, on such day.

       "Available ASA Imputed Yield Collections" shall mean, with respect to any Business Day, the product of (a) the ASA Floating Allocation Percentage and (b) the Imputed Yield Collections received with respect to such Business Day.

       "Available Imputed Yield Collections" shall mean, with respect to any Business Day or Monthly Period, as applicable, the sum of (a) Available Series 2001-1 Imputed Yield Collections, (b) Available ASA Imputed Yield Collections, (c) interest earnings on the amount on deposit in the Collection Account and the Excess Funding Account, in each case with respect to such Business Day or Monthly Period, as the case may be (provided, that if one or more other Series are issued and outstanding while any Series

2001-1 Certificates remain outstanding, then interest earnings under this clause (c) shall be limited to Series 2001-1‘s Series Allocation Percentage of such amounts), (d) during the Amortization Period, the Floating Allocation Percentage and the ASA Floating Allocation Percentage of all Recoveries, (e) any payments received by the Transferor pursuant to the Interest Rate Cap and (f) any Yield Reserve.

       "Available Series 2001-1 Imputed Yield Collections" shall mean, with respect to any Business Day, the product of (a) the Floating Allocation Percentage and (b) Imputed Yield Collections received with respect to such Business Day.

       "Available Subordination Amount" shall mean an amount equal to the following (but in no event less than zero):

       (a) with respect to any Business Day during the Revolving Period, the product of (A) 1.5 times (B) the Invested Amount on such Business Day; and

       (b) with respect to any Business Day during the Amortization Period (including the Amortization Period Commencement Date):

         (i) the Available Subordination Amount as of the end of the prior Business Day, minus

         (ii) the sum of the Investor Default Amount, the ASA Default Amount, and Series 2001-1’s Series Allocation Percentage of Adjustment Payment Shortfalls, in each case as calculated on such day; minus

         (iii) the product of (A) 1.5 times (B) the sum of all Reductions on such Business Day, minus

         (iv) the Monthly ASA Reduction Amount, plus

         (v) if the date of determination pursuant to this clause (b) is a Determination Date, the amount, if any, to be reinstated with respect to the Available Subordination Amount (as determined on that day through application of Available Imputed Yield Collections, Excess Imputed Yield Collections, amounts drawn from the Reserve Fund and Transferor Principal Collections, in accordance with subsections 4.5(b)(ii)(A)(3) and 4.5(b)(ii) (B)).

       The computations described in this clause (b) shall not be in addition to those computations described in Section 4.5(b)(ii)(A)(3) and Section 4.5(b)(ii)(B).

       "Back-Up Servicer" shall mean JP Morgan Chase Bank and its successors and any Person resulting from or surviving any consolidation or merger to which it or its successors may be a party, and any successor back-up servicer appointed as provided in the Back-Up Servicing Agreement.

       "Back-Up Servicing Agreement" shall mean the Amended and Restated Back-Up Servicing Agreement, dated as of the December 16, 1996 by and among the Transferor, the Servicer, the Trustee (as successor-in-interest to Texas Commerce Bank National Association) and the Back-Up Servicer (as successor-in-interest to Texas Commerce Bank National Association), as supplemented by the Letter Agreement re: Amended and Restated Back-Up Servicing Agreement, dated as of the date hereof by and among the Transferor, the Servicer, the Trustee and the Back-Up Servicer, in each case as amended, restated, supplemented or otherwise modified from time to time.

       "Base Rate" shall mean, with respect to any Distribution Date, the annualized percentage equivalent of a fraction, the numerator of which is the sum of (a) the Monthly Interest due on such Distribution Date and (b) any Carryover Interest due on such Distribution Date, and the denominator of which is the sum of (a) the Invested Amount as of the beginning of the Monthly Period in which such Distribution Date occurs and (b) the Available Subordination Amount as of the beginning of the Monthly Period in which such Distribution Date occurs (it being understood that such Monthly Interest and Carryover Interest may be based on estimates provided prior to the related Determination Date).

       "Carryover Interest" shall mean the sum of (a) any Interest Shortfall remaining unpaid plus (b) any Additional Interest.

       "Cash Out Program" shall mean any offer made by the Servicer to selected Obligors, pursuant to which such Obligors are permitted to satisfy the principal amount outstanding under their respective Eligible Receivables at a specified discount by making payment in full of such discounted balance.

       "Certificateholder" shall mean the Person in whose name a Series 2001-1 Certificate is registered in the Certificate Register.

       "Certificate Purchase Agreement" shall mean that certain Certificate Purchase Agreement dated as of the date hereof among the Transferor, Bally Total Fitness Corporation, the Administrative Agent and the Managing Agents, Conduit Purchasers and Alternate Transferees from time to time party thereto, as amended, restated, supplemented or otherwise modified from time to time.

       "Certificate Rate" shall have the meaning set forth in the Certificate Purchase Agreement.

       "Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.

       "Closing Date" shall mean December 3, 2001.

       "Commitment Amount" shall mean $155,000,000.

       "Conduit Purchaser" shall have the meaning set forth in the Certificate Purchase Agreement.

       "Coupon Contract" shall mean a Contract which by its then applicable terms requires the related Obligor to remit payments by check in an amount specified in a coupon payment book or other billing statement prepared and sent to the Obligor by BTFC.

       "Credit Card Program" shall mean a BTFC-sponsored program with a major bank issuer providing for the issuance of a credit card.

       "Determination Date" shall mean, notwithstanding anything contained in the Agreement to the contrary, December 13, 2001 and the 13th day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

       "Distribution Date" shall mean December 18, 2001 and the 18th day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day. For the purposes of this definition, clause (ii) of the definition of Business Day shall not be operative.

       "EFT Account" shall have the meaning specified in subsection 4.2(e) of the Agreement.

       "EFT Contract" shall mean a Contract which by its then current terms provides for a predetermined amount to be automatically transferred from the related Obligor’s checking or savings account to BTFC or for a regularly scheduled monthly charge to be made to the Obligor’s designated credit card on the same day of each month.

       "Enhancement" shall mean, with respect to Series 2001-1, the subordination of the Transferor Interest to the extent and in the manner provided for in Article IV of the Agreement as supplemented by this Series Supplement, and the benefit of amounts on deposit and held in the Reserve Fund, and all rights and benefits under the Interest Rate Cap.

       "Excess Imputed Yield Collections" shall mean, with respect to any Business Day or Monthly Period, as applicable, either (a) the amount described in subsection 4.9(a)(viii) of the Agreement allocated to the Series 2001-1 Certificates but available to cover shortfalls in amounts paid from Imputed Yield Collections for other Series, if any, or (b) the aggregate amount of Imputed Yield Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such other Series, if any, and available to cover shortfalls in amounts paid from Imputed Yield Collections for the Series 2001-1 Certificates pursuant to subsection 4.9(b) of the Agreement.

       "Excluded Amount" shall mean, for purposes of the Settlement Statement delivered by the Servicer on any Determination Date, and for purposes of calculating and reporting the Transferor Interest in the Daily Report delivered by the Servicer on each Business Day subsequent to the Determination Date on which such Settlement Statement is delivered through, and including, the next succeeding Determination Date, and for the purpose of determining Aggregate Principal Receivables, the sum of Excluded Amount - Clubs, Excluded Amount Concentration and Excluded Amount - Delinquency for the corresponding period.

       "Excluded Amount - Clubs" shall have the meaning specified in Section 19 of this Series Supplement.

       "Excluded Amount - Concentration" shall mean, for purposes of the Settlement Statement delivered by the Servicer on any Determination Date, and for purposes of calculating and reporting the Transferor Interest in the Daily Report delivered by the Servicer on each Business Day subsequent to the Determination Date on which such Settlement Statement is delivered through, and including, the next succeeding Determination Date, and for the purpose of determining the Aggregate Principal Receivables on any such Business Day, the sum of:

       (x) the difference, if positive, between (i) the aggregate Principal Balance of Eligible Receivables in respect of Receivables related to each single health club and (ii) the product of (A) the aggregate Principal Balance of all Eligible Receivables times (B) 3.5% (with such difference being calculated for each single health club and then aggregated), and

       (y) the difference, if positive, between (i) the aggregate Principal Balance of Eligible Receivables in respect of Receivables related to health clubs located in the State of Texas and (ii) the product of (A) the aggregate Principal Balance of all Eligible Receivables times (B) 15%.

       "Excluded Amount - Delinquency" shall mean, for purposes of the Settlement Statement delivered by the Servicer on any Determination Date, and for purposes of calculating and reporting the Transferor Interest in the Daily Report delivered by the Servicer on each Business Day subsequent to the Determination Date on which such Settlement Statement is delivered through, and including, the next succeeding Determination Date, and for the purpose of determining the Aggregate Principal Receivables on any such Business Day, the product of the amounts described in clauses (a) and (b) below:

       (a) the sum of:

         (i) the difference, if positive, between (A) the sum of the 60-89 Delinquency Percentages for the Monthly Period to which such Settlement Statement relates and for the two prior Monthly Periods, divided by three, minus (B) 6.5%; plus

         (ii) the difference, if positive, between (A) the sum of the 90-119 Delinquency Percentages for the Monthly Period to which such Settlement Statement relates and for the two prior Monthly Periods, divided by three, minus (B) 5.0%; plus

         (iii) the difference, if positive, between (A) the sum of the 120-179 Delinquency Percentages for the Monthly Period to which such Settlement Statement relates and for the two prior Monthly Periods, divided by three, minus (B) 7.0%; times

       (b) the aggregate Principal Balance of Eligible Receivables as of the end of the last Business Day of the Monthly Period to which such Settlement Statement relates.

For purposes of this definition:

         "60-89 Delinquency Percentage" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Principal Balance of Eligible Receivables which are 60 to 89 days delinquent on a contractual basis and the denominator of which is the aggregate Principal Balance of Eligible Receivables, in each case as of the end of the last Business Day of such Monthly Period;

         "90-119 Delinquency Percentage" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Principal Balance of Eligible Receivables 90 to 119 days delinquent on a contractual basis and the denominator of which is the aggregate Principal Balance of Eligible Receivables, in each case as of the end of the last Business Day of such Monthly Period; and

         "120-179 Delinquency Percentage" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Principal Balance of Eligible Receivables which are 120 to 179 days delinquent on a contractual basis and the denominator of which is the aggregate Principal Balance of Eligible Receivables, in each case as of the end of the last Business Day of such Monthly Period.

       "Expected Series 2001-1 Termination Date" shall mean the January, 2007 Distribution Date.

       "Gross Receivables" shall mean the total of payments due in respect of the Receivables, pursuant to Contracts that have not been written off in accordance with the Servicer’s Credit and Collection Policy.

       "Incremental Funding" has the meaning set forth in the Certificate Purchase Agreement.

       "Incremental Funding Date" has the meaning set forth in the Certificate Purchase Agreement.

       "Indentures" shall mean collectively, that certain Indenture dated as of October 7, 1997 between Bally and First Trust National Association, as trustee, and that certain Indenture dated as of December 16, 1998 between Bally and U.S. Bank Trust National Association, as trustee, in each case as amended, restated, supplemented or otherwise modified from time to time.

       "Initial Invested Amount" shall mean the aggregate initial principal amount of the Certificates funded on the Closing Date.

       "Intangible Assets" shall mean any asset which is treated as an intangible asset in conformity with GAAP, including but not limited to, any write-up in the book value of any asset resulting from a revaluation thereof subsequent to the Closing Date and any deferred charges.

       "Interest Rate Cap" shall mean one or more agreements between the Transferor and the Interest Rate Cap Provider, obtained by the Transferor for the benefit of the Series 2001-1 Certificateholders and naming the Trustee as the party entitled to receive payments made thereunder, pursuant to which the Interest Rate Cap Provider will be obligated to pay to the Trust an amount equal to interest which would have accrued at a rate equal to the excess of LIBOR being over an interest rate no greater than 8.5%. Each Interest Rate Cap shall (i) be pledged to the Trustee for the benefit of the Series 2001-1 Certificateholders, (ii) have a notional amount (when combined with the notional amounts under other Interest Rate Caps) at least equal to the Invested Amount (after giving effect to any Incremental Funding on the date such Interest Rate Cap is entered into), (iii) have other terms, including a notional principal amortization schedule attached as Annex 2 hereto, in form and substance reasonably satisfactory to the Administrative Agent and (iv) provide that in the event that the Interest Rate Cap Provider fails to maintain a rating of at least A by Standard & Poor’s and at least A2 by Moody’s, such Interest Rate Cap Provider shall, within 30 days of such rating failure, (a) at its own expense transfer all of its rights and obligations under such Interest Rate Cap to another Interest Rate Cap Provider or (b) provide cash and U.S. Treasury obligations on a mark-to-market basis to collateralize fully its obligations under the Interest Rate Cap.

       "Interest Rate Cap Provider" shall mean (i) a financial institution party to an Interest Rate Cap having a rating of at least AA- by Standard & Poor’s and Aa3 by Moody’s as of the date of such Interest Rate Cap or (ii) a financial institution reasonably acceptable to the Administrative Agent, in either case including its successors.

       "Interest Shortfall" shall have the meaning set forth in the Certificate Purchase Agreement.

       "Interest Subaccount" shall mean a subaccount of the Collection Account established and maintained by the Trustee, for purposes of administering certain of the allocations and payments provided for under the Agreement, to which amounts constituting Available Imputed Yield Collections which are deposited in the Collection Account shall be credited until withdrawn from the Collection Account.

       "Invested Amount" shall mean, with respect to any Business Day, an amount equal to (a) the Initial Invested Amount, plus (b) the aggregate amount of Incremental Fundings, minus (c) the aggregate amount of Principal payments actually distributed to Certificateholders prior to such Business Day (including any Reduction paid pursuant to Section 10), minus (d) the aggregate amount of Investor Charge-Offs for all prior Distribution Dates, plus (e) the aggregate amount of Available Imputed Yield Collections and amounts drawn from the Reserve Fund which were applied pursuant to subsection

4.9(a)(v) (and subsection 4.9(c), in the case of the Reserve Fund) of the Agreement on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (d).

       "Investor Charge-Offs" shall have the meaning specified in Section 4.13 of the Agreement.

       "Investor Default Amount" shall mean, with respect to any Business Day, an amount equal to the product of the Default Amount identified since the prior reporting date and the Floating Allocation Percentage applicable for such Business Day.

       "Investor Dilution Amount" shall mean, with respect to any Business Day, an amount equal to the product of the aggregate amount of Dilutions identified since the prior reporting date (excluding all Dilutions attributable to the Credit Card Program) and the Floating Allocation Percentage applicable for such Business Day.

       "LIBOR" shall have the meaning set forth in the Certificate Purchase Agreement

       "Material Originator" shall mean, as at any date of determination, any Originator that has transferred Receivables to the Transferor which aggregate more than 10% of Aggregate Principal Receivables as of such date.

       "Minimum Retained Percentage" shall mean 2%.

       "Minimum Transferor Interest" shall mean, with respect to any Business Day during the Revolving Period, the product of (A) 1.5 times (B) the Invested Amount on such Business Day and, with respect to any Business Day during the Amortization Period, the Available Subordination Amount on such Business Day.

       "Monthly ASA Reduction Amount" shall mean, with respect to a Monthly Period during the Amortization Period, the sum of the ASA Dilution Amount and the Investor Dilution Amount for such Monthly Period as reported by the Servicer on the Daily Report delivered with respect to the last Business Day of such Monthly Period, which Monthly ASA Reduction Amount shall be applied to reduce the Available Subordination Amount as of the end of such last Business Day; provided, the Monthly ASA Reduction Amount shall not be applied to reduce the Available Subordination Amount to the extent that the Available Subordination Amount would be less than the greater of (i) the product of (x) 1.5 times (y) the Invested Amount on such Business Day reduced by amounts which are held in an Investor Account at the end of such Business Day to the extent allocable to principal and scheduled to be distributed to the Series 2001-1 Certificateholders in reduction of the Invested Amount and (ii) an amount equal to (A) $15,000,000 minus (B) the amount on deposit in the Reserve Fund as of the end of such last Business Day; further provided, however, that to the extent the Available Subordination Amount may not be reduced as of the end of the last Business Day of a Monthly Period during the Amortization Period by the full Monthly ASA Reduction Amount by reason of the limitation in the preceding proviso, the Monthly ASA Reduction Amount for the succeeding Monthly Period shall be increased by the amount of such reduction not effected by reason of such limitation. Notwithstanding the foregoing, upon the occurrence of a Pay-Out-Event which is continuing, or for so long as any Adjustment Payment Shortfall remains unpaid, the Monthly ASA Reduction Amount shall be $0.

       "Monthly Fees" shall mean, collectively, the Commitment Fee, the Managing Agent Fee and the Administrative Agent Fee, each as defined in the Certificate Purchase Agreement.

       "Monthly Interest" shall have the meaning set forth in the Certificate Purchase Agreement.

       "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 2001-1 Certificates shall begin on and include the Closing Date and shall end on and include December 31, 2001.

       "Monthly Series 2001-1 Back-Up Servicer Standby Fee" shall mean, for any Distribution Date and the Monthly Period to which it relates, an amount equal to one-twelfth of the Series 2001-1 Back-Up Servicer Standby Fee, provided, however, that (i) in the case of the first Distribution Date, the Monthly Series 2001-1 Back-Up Servicer Standby Fee shall be an amount equal to the product of $8,000 and a fraction, the numerator of which shall be the number of days from and including the Closing Date to and including the last day of the initial Monthly Period and the denominator of which shall be 30 and (ii) in the event the Back-Up Servicer becomes the Successor Servicer, the Monthly Series 2001-1 Back-Up Servicer Standby Fee for the Monthly Period in which such transfer of servicing occurs shall be an amount equal to the product of the Monthly Series 2001-1 Back-Up Servicer Standby Fee and a fraction, the numerator of which shall be the number of days in such Monthly Period preceding the date on which the appointment of the Back-Up Servicer as Successor Servicer is deemed effective and the denominator of which shall be 30.

       "Monthly Servicing Fee" shall mean, for any Distribution Date and the Monthly Period to which it relates, the portion of the Servicing Fee allocable to the Series 2001-1 Certificates, which shall be an amount equal to one-twelfth of the product of (a) the Series 2001-1 Servicing Fee Percentage and (b) the sum of (i) the weighted average Invested Amount during the preceding Monthly Period, and (ii) the weighted average Available Subordination Amount during the preceding Monthly Period, provided, however, that in the case of the first Distribution Date, the Monthly Servicing Fee shall be an amount equal to one-twelfth of the product of (a) the Series 2001-1 Servicing Fee Percentage, (b) the weighted average Invested Amount and the weighted average Available Subordination Amount, in each case from the Closing Date to and including the last day of the initial Monthly Period, and (c) a fraction, the numerator of which shall be the number of days from and including the Closing Date to the last day of the initial Monthly Period and the denominator of which shall be 30.

       "Net Revenues-Membership Revenues" means the amount reported in the Net Revenues section of the consolidated statement of income of Bally prepared in accordance with GAAP on the line titled "Membership Revenues".

       "NRMR Pay-Out-Event Trigger" shall mean $125,000,000.

       "NRMR Reserve Fund Trigger" shall mean $135,000,000.

       "Ownership Group" shall have the meaning set forth in the Certificate Purchase Agreement.

       "Pay-Out Commencement Date" shall mean the date on which a Trust Pay-Out-Event occurs or is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 2001-1 Pay-Out-Event occurs or is deemed to occur pursuant to Section 7 of this Series Supplement.

       "Portfolio Yield" shall mean, with respect to any Distribution Date, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the aggregate Available Imputed Yield Collections for the Monthly Period immediately preceding the Monthly Period in which such Distribution Date occurs, and the denominator of which is an amount equal to the sum of (a) the weighted average Invested Amount during such immediately preceding Monthly Period and (b) the weighted average Available Subordination Amount during such immediately preceding Monthly Period.

       "Principal" shall mean the principal distributable in respect of the Series 2001-1 Certificates as calculated in accordance with Section 4.7 of the Agreement.

       "Principal Subaccount" shall mean a subaccount of the Collection Account established and maintained by the Trustee, for purposes of administering certain of the allocations and payments provided for under the Agreement, to which amounts constituting Principal Collections which are deposited in the Collection Account shall be credited until withdrawn from the Collection Account.

       "Program Support Provider" shall have the meaning set forth in the Certificate Purchase Agreement.

       "Qualifying Gross Receivables" shall mean Gross Receivables as to which the related Obligors have each made a qualifying first payment.

       "Quarterly Period" shall mean a fiscal quarter of Bally.

       "Rating Agency" shall mean any of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc., Moody's Investors Service, Inc. or any other nationally recognized statistical rating agency which is then rating the Series 2001-1 Certificates.

       "Reduction" shall have the meaning set forth in Section 10 of this Series Supplement.

       "Reserve Fund" shall mean a segregated, non-interest bearing trust account maintained by the Trustee for the benefit of the Series 2001-1 Certificateholders and administered, with any funds on deposit accruing interest thereon, in accordance with Section 4.10 of this Series Supplement.

       "Reserve Fund Amount" shall mean an amount equal to the following: (a) on any Business Day during the Revolving Period, 6.25% of the Invested Amount on such day (or 9.375% if, at the end of any Quarterly Period, the average of Net Revenues-Membership Revenues for the two most recent Quarterly Periods falls below the NRMR Reserve Fund Trigger); and (b) on any Business Day during the Amortization Period, the sum of (i) 6.25% of the Invested Amount (after giving effect to any Reductions during the Amortization Period) on such day, minus (ii) the aggregate amount of withdrawals from the Reserve Fund after the commencement of the Amortization Period; provided, however, that the Reserve Fund Amount described above shall never exceed the Outstanding Certificate Amount.

       "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

       "SEC" shall mean the Securities and Exchange Commission.

       "Senior Bank Agreement" means that certain Credit Agreement dated as of November 18, 1997 (as amended and restated as of November 10, 1999) among Bally, the financial institutions party thereto from time to time, and JP Morgan Chase Bank, as agent (as it may be further amended, restated, refinanced or replaced from time to time).

       "Series 2001-1" shall mean the Series of the H & T Master Trust represented by the Series 2001-1 Certificates.

       "Series 2001-1 Back-Up Servicer Standby Fee" shall mean the fee payable to the Back-Up Servicer pursuant to the Back-Up Servicing Agreement, until such time as the Back-Up Servicer shall become the Successor Servicer under the Agreement or the Back-Up Servicing Agreement shall be terminated in accordance with its terms.

       "Series 2001-1 Certificateholder" shall mean the Holder of record of any Series 2001-1 Certificate.

       "Series 2001-1 Certificateholders’ Interest" shall have the meaning specified in Section 4.4 of the Agreement.

       "Series 2001-1 Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.

       "Series 2001-1 Pay-Out-Event" shall have the meaning specified in Section 7 of this Series Supplement.

       "Series 2001-1 Servicing Fee Percentage" shall mean 5% per annum.

       "Series 2001-1 Termination Date" shall mean the earlier to occur of (i) the Distribution Date on which the Series 2001-1 Certificates are paid in full, or (ii) the Expected Series 2001-1 Termination Date.

       "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 2001-1 Certificates which, in accordance with subsections 4.5(b)(i)(B)(1) and 4.9(a)(v) and Section 4.12 of the Agreement, may be applied in accordance with subsection 4.3(e) of the Agreement or (b) the amounts allocated to the Investor Certificates (other than Transferor Retained Certificates) of other Series which the applicable Supplements for such other Series specify are to be treated as "Shared Principal Collections" and which, to the extent such amounts exist, may be applied to cover Principal Shortfalls with respect to the Series 2001-1 Certificates as provided in the Agreement.

       "Tangible Net Worth" shall mean as of any date, the Stockholders’ Equity of Bally (or for purposes of Section 17(a) of this Series Supplement, BTFC) reported in the consolidated balance sheet of Bally (or BTFC) minus the Intangible Assets of Bally (or BTFC) all as determined in accordance with GAAP.

       "Transaction Documents" shall have the meaning set forth in the Certificate Purchase Agreement.

       "Transferor Principal Collections" shall mean, with respect to any Business Day, the Transferor Percentage of Principal Collections received with respect to such Business Day.

       "Yield Reserve" shall mean (i) on the Closing Date, an amount equal to $109,400 and (ii) on each Incremental Funding Date, an amount equal to the product of (x) the weighted average Certificate Rate for the Accrual Period immediately preceding such Incremental Funding Date, times (y) a fraction, the numerator of which is the number of days in such month prior to but not including such Incremental Funding Date and the denominator of which is 360, times (z) the amount of related Incremental Funding. On the Closing Date or Incremental Funding Date, as applicable, Yield Reserve shall be treated as Available Imputed Yield Collections, deposited into the Collection Account and credited to the Interest Subaccount for distribution on the first Distribution Date following the Closing Date or Incremental Funding Date, as applicable.

       Section 3. Delivery and Payment for the Series 2001-1 Certificates. The Transferor shall execute and deliver the Series 2001-1 Certificates to the Trustee for authentication in accordance with

Section 6.1 of the Agreement. The Trustee shall deliver the Series 2001-1 Certificates to or upon the written order of the Transferor when authenticated upon the written direction of the Transferor in accordance with Section 6.2 of the Agreement.

       Section 4. Form of Delivery of Series 2001-1 Certificates. The Series 2001-1 Certificates shall be delivered as Registered Certificates as provided in Section 6.1 of the Agreement.

       Section 5. Modifications to Article IV of Agreement.

       (a) Section 4.1 of the Agreement shall read in its entirety as provided in the Agreement.

       (b) Section 4.2 of the Agreement shall read in its entirety as provided in the Agreement, except that, solely with respect to the Series 2001-1 Certificates,

  (i) the following paragraph shall be added at the end of subsection 4.2(a):

         For purposes of administering the allocations and payments in respect of the Series 2001-1 Certificates in accordance with Article IV of the Agreement, the Trustee and the Servicer shall establish and maintain, on a pro forma basis only, the Interest Subaccount and the Principal Subaccount, to which amounts deposited in the Collection Account with respect to any Monthly Period shall be credited as provided herein.

  (ii) the following new subsection (e) shall be added to Section 4.2:

         (e) The EFT Accounts. The Trustee, for the benefit of the Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Certificateholders, one or more demand deposit accounts (the "EFT Accounts"), each of which shall be a Qualified Account within the meaning of clause (b) of the definition thereof, and each of which shall bear a designation clearly indicating that such account is an EFT Account and that the funds deposited therein are held for the benefit of the Certificateholders. Except as provided in subsection 4.3(a), each EFT Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. Pursuant to the authority granted to the Servicer herein, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments from the EFT Accounts for the purpose of carrying out the Servicer’s or the Trustee’s duties hereunder, and for the purpose of making adjustments to payments made in respect of EFT Contracts consistent with the Credit and Collection Policies and its customary servicing procedures. If, at any time, any EFT Account ceases to be a Qualified Account by reason of the institution holding such account, the Servicer shall direct the Trustee to establish within 45 Business Days a new EFT Account as a Qualified Account and otherwise meeting the conditions specified above, transfer any cash and/or any investments to such new EFT Account and from the date such new EFT Account is established, it shall be an "EFT Account." Notwithstanding the foregoing, if the institution holding an EFT Account shall be the Trustee, and such EFT Account ceases to be a Qualified Account by reason of the Trustee holding such account, then the Trustee shall establish such new EFT Account within such 45 Business Day period and the Servicer shall not be required to deliver the aforesaid direction to the Trustee.

  The Transferor agrees and acknowledges that the Trustee is to have "control" (pursuant to Section 9-104 of the UCC as in effect from time to time in Illinois) of the EFT Account for all purposes of this Agreement. For all purposes of this Series Supplement, the Trustee’s "jurisdiction" in respect of matters governed by the UCC shall be the State of New York.

       (c) Section 4.3 of the Agreement shall read in its entirety as provided in the Agreement, except that, solely with respect to the Series 2001-1 Certificates, subsection (a) shall be deemed deleted and replaced by the following new subsection (a):

         (a) Collections. For purposes of the deposits to the Collection Account hereinafter provided for, the Servicer may, at its option, make net deposits such that the Servicer need not deposit the Transferor Collections, or any other amounts allocated to the Exchangeable Transferor Certificate into the Collection Account and in making such net deposits shall pay, or be deemed to pay, the Transferor Collections and such other amounts to the Holder of the Exchangeable Transferor Certificate.

         Obligors shall make payments on all Coupon Contracts and the related Receivables to the Servicer who shall deposit all such payments, to the extent constituting either Collections or Transferor Collections on the Receivables, in the Collection Account no later than the third Business Day following the Date of Processing thereof, subject to the right of the Servicer to make net deposits as provided above. Prior to remitting all such Collections and Transferor Collections (as identified by the Servicer) to the Collection Account, the Servicer shall identify the amounts included within such payments from Obligors as constitute Additional Payments and, in accordance with subsection 2.1(h) of the Purchase Agreement, the Transferor hereby authorizes and directs the Servicer, for so long as BTFC shall be the Servicer, to retain all such Additional Payments for its own account (provided, that if BTFC shall not be the Servicer, the Servicer shall remit such Additional Payments to BTFC unless otherwise directed by the Transferor).

         From and after the Closing Date, the Servicer shall cause the payments on all EFT Contracts and the related Receivables to be remitted directly to an EFT Account. Unless the Servicer’s authority to deposit and withdraw amounts from the EFT Accounts shall have been revoked as described below, the Servicer shall have the right to transfer amounts remitted to each EFT Account to one or more concentration accounts maintained by BTFC in accordance with the Servicer’s customary and usual servicing and intercompany cash management procedures, pending the required deposit of any such amounts to the Collection Account, provided, however, that the Servicer shall not have the right to transfer amounts from any EFT Account to any such concentration account (and hereby agrees that it shall not seek to transfer such amounts) on any Business Day on which the Transferor Interest, as reported in the Daily Report to be delivered by the Servicer on such Business Day (less any portion thereof attributable to the Available Subordination Amount for all Series then outstanding), would be less than zero or a Pay-Out-Event (other than, in the case of the Amortization Period, a Pay-Out-Event described in clause (f) of Section 7 hereof) shall have occurred. The Servicer shall deposit or shall direct the Trustee to deposit all such payments, to the extent constituting either Collections or Transferor Collections on the Receivables, in the Collection Account no later than the third Business Day following the Date of Processing thereof, subject to the right of the Servicer to make net deposits as provided above. Prior to depositing all such Collections and Transferor Collections (as identified by the Servicer) to the Collection Account, the Servicer shall identify the amounts included within such payments from Obligors as constitute Additional Payments and, in accordance with subsection 2.1(h) of the Purchase Agreement, the Transferor hereby authorizes and directs the Servicer, for so long as BTFC shall be the Servicer, to retain all such Additional Payments for its own account (provided, that if BTFC shall not be the Servicer, the Servicer shall remit such Additional Payments to BTFC unless otherwise directed by the Transferor). Notwithstanding the preceding sentence, BTFC, the Transferor and the Trustee each expressly acknowledges and agrees that (i) the Trustee shall immediately revoke all further authority of BTFC to withdraw any amounts from all EFT Accounts (in accordance with the procedures agreed upon with the institutions maintaining such EFT Accounts) upon the occurrence of a Pay-Out-Event (other than, in the case of the Amortization Period, a Pay-Out-Event described in clause (f) of Section 7 hereof) (unless and until such time as such revocation shall be waived by the Administrative Agent), but shall not revoke such authority unless and until such a Pay-Out-Event shall have occurred, and (ii) the Trustee shall have a continuing right to set off and apply all Additional Payments and all Transferor Collections, to the extent attributable to EFT Contracts and remitted at any time to any EFT Account, upon any failure by BTFC to timely remit Collections and Transferor Collections attributable to Coupon Contracts to the Collection Account as required in accordance with the preceding paragraph. In the event the Transferor issues other Series of Investor Certificates pursuant to the Agreement while the Series 2001-1 Certificates remain outstanding, each Series 2001-1 Certificateholder shall be deemed to have acknowledged and agreed that, unless not required under the Supplement for any other Series, amounts realized by the Trustee in effecting any setoff against Additional Payments and Transferor Collections pursuant to the preceding sentence shall be deemed deposited in the Collection Account in lieu of the Collections not remitted by BTFC, and shall be shared on a pari passu basis with the Certificateholders of other Series in a manner consistent with the allocation of Collections pursuant to the Agreement and the applicable Supplements otherwise in effect; provided, however, in no event shall amounts realized by the Trustee in effecting any such setoff be shared with the Holder of the Exchangeable Transferor Certificate, and the Holder of the Exchangeable Transferor Certificate shall have no right or entitlement thereto (without regard to the allocation of Collections pursuant to the Agreement and the applicable Supplements otherwise in effect), unless and until all amounts owing to Investor Certificateholders in respect of Investor Certificates shall have been paid in full (or amounts sufficient to make such payments in full shall have been deposited with the Trustee).

         The Servicer shall allocate such Collections and Transferor Collections to each Series of Investor Certificates and to the Holder of the Exchangeable Transferor Certificate in accordance with this Article IV and shall cause the Trustee to withdraw the required amounts from the Collection Account or pay such amounts to the Holder of the Exchangeable Transferor Certificate in

  accordance with this Article IV. Pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee upon the occurrence of a Servicer Default pursuant to Section 10.1 or upon the occurrence of a Pay-Out-Event, to instruct the Trustee in writing pursuant to the Daily Report or otherwise to instruct the Trustee to make withdrawals and payments from the Collection Account, the Distribution Account, the Excess Funding Account and the Reserve Fund for the purpose of carrying out the Servicer’s or the Trustee’s duties hereunder. The Servicer shall make deposits or payments on the dates indicated herein by wire transfer or as otherwise provided in the Supplement for any Series of Certificates with respect to such Series.

       (d) Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 2001-1 Certificates.

ARTICLE IV

RIGHTS OF CERTIFICATEHOLDERS AND
ALLOCATION AND APPLICATION OF COLLECTIONS

       Section 4.4 Rights of Series 2001-1 Certificateholders. The Series 2001-1 Certificates shall represent Undivided Interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 2001-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Fixed/Floating Allocation Percentage and/or the Floating Allocation Percentage (as provided in subsection 4.3(d) of the Agreement) of Collections available in the Collection Account, (b) funds allocable to the Series 2001-1 Certificates on deposit in the Excess Funding Account and (c) funds on deposit in the Distribution Account for such Series (the "Series 2001-1 Certificateholders’ Interest"). The Transferor Interest shall be subordinated to the Series 2001-1 Certificates, to the extent and in the manner provided in this Article IV. The Series 2001-1 Certificates also shall have the right to receive amounts deposited and held in the Reserve Fund in accordance with the Agreement and the right to amounts, if any, payable under the Interest Rate Cap.

       Section 4.5 Collections and Allocations; Dilutions.

       (a) Collections. The Servicer shall apply, or shall instruct the Trustee to apply, all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 2001-1 Certificates, all funds on deposit in the Distribution Account maintained for this Series and all funds on deposit in the Reserve Fund or paid under the Interest Rate Cap as described in this Article IV.

       (b) Allocations. With respect to each Business Day, the Servicer shall determine whether a Pay-Out-Event is deemed to have occurred with respect to the Series 2001-1 Certificates, and the Servicer shall allocate and pay Collections and Transferor Collections, and shall allocate and reallocate Default Amounts and Dilutions (and Adjustment Payment Shortfalls, if applicable), in accordance with the Daily Report with respect to such Business Day, to the Holder of the Exchangeable Transferor Certificate and to the Series 2001-1 Certificateholders as provided in Section 4.3 of the Agreement, except as modified by the provisions of this subsection 4.5(b).

       (i) With respect to each Business Day during the Revolving Period,

         (A) Allocations and payments to the Holder of the Exchangeable Transferor Certificate provided for in subsection 4.3(b) of the Agreement shall be modified in accordance with this subsection 4.5(b)(i)(A) as follows:

         (1) Available ASA Imputed Yield Collections shall be deposited into the Collection Account for credit to the Interest Subaccount; and

         (2) The ASA Principal Allocation Amount shall be

           (x) deposited into the Excess Funding Account, to the extent the Transferor Interest (less any portion thereof attributable to the Available Subordination Amount for all Series then outstanding) otherwise would be less than zero (after giving effect to the deposit of Shared Principal Collections therein on such day); and

           (y) then, to the extent any such amount remains after making the deposit required in clause (x), deposited into the Reserve Fund, up to the amount necessary to cause the amount in the Reserve Fund to equal the then current Reserve Fund Amount, and any excess then shall be treated as Shared Principal Collections and paid on such date of deposit to the Holder of the Exchangeable Transferor Certificate to the extent provided in subsection 4.3(e) of the Agreement.

         (B) Allocations to the Series 2001-1 Certificateholders provided for in subsection 4.3(d) of the Agreement shall be modified in accordance with this subsection 4.5(b)(i)(B) as follows:

         (1) Principal Collections allocated to the Series 2001-1 Certificateholders pursuant to clause (ii) of subsection 4.3(d) of the Agreement shall be treated as Shared Principal Collections and paid on the date of deposit with respect to such Business Day to the Holder of the Exchangeable Transferor Certificate to the extent provided in subsection 4.3(e) of the Agreement; and

         (2) The Investor Default Amount allocated to the Series 2001-1 Certificateholders pursuant to clause (iii) of subsection 4.3(d) of the Agreement shall instead be allocated to the Holder of the Exchangeable Transferor Certificate.

       (ii) With respect to each Business Day during the Amortization Period:

         (A) Allocations and payments to the Holder of the Exchangeable Transferor Certificate provided for in subsection 4.3(b) of the Agreement shall be modified in accordance with this subsection 4.5(b)(ii)(A) as follows:

         (1) Available ASA Imputed Yield Collections shall be deposited into the Collection Account for credit to the Interest Subaccount;

         (2) (i) the ASA Principal Allocation Amount shall be deposited into the Collection Account for credit to the Principal Subaccount and (ii) the Series Allocation Percentage of the Transferor Principal Collections (net of the ASA Principal Allocation Amount) shall be deposited into the Collection Account for credit to the Principal Subaccount and paid as a distribution of Principal on the next succeeding Distribution Date to the Series 2001-1 Certificateholders, in satisfaction of the Series Allocation Percentage of any outstanding Adjustment Payment Shortfalls (after giving effect to the application of Imputed Yield Collections provided for in Subsection 4.9(a)(iv)); and

         (3) The ASA Default Amount shall be allocated to the Available Subordination Amount so long as the Available Subordination Amount would not be reduced to less than zero thereby, provided, however, to the extent that either Available Imputed Yield Collections are applied and paid out in respect of the ASA Default Amount pursuant to subsection 4.9(a)(iii) of the Agreement, or Excess Imputed Yield Collections are applied pursuant to Section 4.9(b) of the Agreement or amounts are withdrawn from the Reserve Fund and are applied and paid out in respect of such ASA Default Amount pursuant to subsection 4.9(c) of the Agreement, the amounts so paid shall be deemed reallocated to the Series 2001-1 Certificateholders upon such payment and the Available Subordination Amount shall be increased, in accordance with and to the extent provided in clause (b)(iii) of the definition thereof, by any ASA Default Amount so reallocated.

         (B) Allocations and payments to the Series 2001-1 Certificateholders provided for in subsection 4.3(d) of the Agreement shall be modified in accordance with this subsection 4.5(b)(ii)(B) as follows:

         (1) The Investor Default Amount and any Adjustment Payment Shortfalls allocated to the Series 2001-1 Certificateholders pursuant to clauses (iii) and (v) of subsection 4.3(d) of the Agreement shall instead be allocated to the Available Subordination Amount so long as the Available Subordination Amount would not be reduced to less than zero thereby, provided, however, to the extent that either Available Imputed Yield Collections are applied and paid out in respect of such Investor Default Amount or Adjustment Payment Shortfalls pursuant to subsections 4.9(a)(iii) or (iv) of the Agreement, or amounts are withdrawn from the Reserve Fund and are applied and paid out in respect of such Investor Default Amount or Adjustment Payment Shortfalls pursuant to subsection 4.9(b) of the Agreement, or Transferor Principal Collections are applied and paid out in respect of Adjustment Payment Shortfalls pursuant to subsection 4.5(b)(ii)(A)(2) the amounts so paid shall be deemed reallocated to the Series 2001-1 Certificateholders upon such payment and the Available Subordination Amount shall be increased, in accordance with and to the extent provided in clause (b)(iii) of the definition thereof, by any Investor Default Amount or Adjustment Payment Shortfalls so reallocated.

         The allocations to be made pursuant to this subsection 4.5(b) also apply to deposits into the Collection Account that are treated as Collections, including payment of the reassignment price pursuant to Section 2.4(d) of the Agreement and proceeds from the sale, disposition or liquidation of the Contracts and the related Receivables pursuant to Section 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 11 of this Series Supplement. Such deposits to be treated as Collections will be allocated as Imputed Yield Collections or Principal Collections as provided in the Agreement.

       (c) Dilutions Attributable to a Credit Card Program. During the Amortization Period, Contracts and the related Receivables may not be satisfied at a discount through a Credit Card Program, and the Trustee shall not release the Trust’s claim to the full Principal Balance of a Receivable for such partial payment, unless either (i) it shall receive a certification from the Servicer that after applying the resulting Dilution against the Transferor Interest, the remaining Transferor Interest (less any portion thereof attributable to the Available Subordination Amount for all Series then outstanding) would not be less than zero, or (ii) prior to giving effect to such release, the Transferor makes a payment in the amount of such Dilution, to be applied as a Principal Collection, in conjunction with the Trustee’s acceptance of such partial payment. The Servicer acknowledges that it is not authorized to accept or otherwise effect such a partial payment in connection with a Credit Card Program except as expressly provided in this subsection 4.5(c), and covenants and agrees that it will take no action pursuant to the authority otherwise granted to it under the Agreement, including without limitation pursuant to subsections 3.1(b) and 3.3(h) and (j), that would result in the release of the Trust’s claim to the full Principal Balance of any such Receivable, unless the requirements of this subsection 4.5(c) shall have been satisfied.

       (d) Limitations on Cash Out Programs. The Servicer shall not be permitted to run Cash Out Programs, unless in each case (i) there will be only one Cash Out Program in effect at any one time, (ii) each Cash Out Program so offered must be accepted by the Obligor and all payments related thereto must be due within 120 days from the date first offered, (iii) the principal discount offered pursuant to a Cash Out Program shall not exceed 20%, and (iv) the Tangible Net Worth of Bally as of the end of the calendar quarter immediately preceding the commencement of any Cash Out Program shall not have been less than $225,000,000. Notwithstanding the foregoing, if each of the conditions specified in clauses (i) through (iv) above is not satisfied, or if a Pay-Out-Event has occurred and is continuing, the Servicer shall not be permitted to offer any Cash Out Program without first obtaining the prior written consent thereto from the Administrative Agent. The Servicer covenants and agrees that with respect to any Cash Out Program otherwise permitted under this subsection 4.5(d), the Obligors will not be selected and such Cash Out Program will not be offered in any manner materially different from past practices.

       Section 4.6 Reserved.

       Section 4.7 Determination of Principal Amounts.

       (a) During the Revolving Period, Principal Collections otherwise allocable to the Series 2001-1 Certificateholders pursuant to clause (ii) of subsection 4.3(d) of the Agreement shall instead be treated as Shared Principal Collections pursuant to subsection 4.5(b)(i)(B)(1) of the Agreement, and no principal payments shall be made with respect to the Series 2001-1 Certificates.

       (b) During the Amortization Period, the Principal distributable from the Distribution Account on each related Distribution Date shall be the sum of (i) Principal Collections for the preceding Monthly Period allocated to the Series 2001-1 Certificates pursuant to subsection 4.3(d)(ii), (ii) Principal Collections for the preceding Monthly Period allocated to the Available Subordination Amount pursuant to subsection 4.5(b)(ii)(A)(2), and (iii) payments made from Available Imputed Yield Collections pursuant to subsections 4.9(a)(iii), (iv) and (v) of the Agreement and the Reserve Fund pursuant to subsection 4.9(c) of the Agreement.

       (c) Notwithstanding the foregoing, with respect to any Distribution Date, Principal may not exceed the Outstanding Certificate Amount, and with respect to the Expected Series 2001-1 Termination Date, Principal shall be an amount equal to the Outstanding Certificate Amount.

       Section 4.8 Shared Principal Collections. With respect to any Business Day during either the Revolving Period or the Amortization Period, Shared Principal Collections allocated to the Series 2001-1 Certificates shall be zero.

       Section 4.9 Application of Funds on Deposit in the Collection Account for the Certificates.

       (a) On each Determination Date, the Servicer shall determine the Available Imputed Yield Collections credited to the Interest Subaccount with respect to the prior Monthly Period, and shall direct the Trustee to distribute such amounts from the Collection Account on the related Transfer Date pursuant to subsections 4.9(a)(i) through (vii) below, and on the related Distribution Date pursuant to subsection 4.9(a)(viii) below, and in such order of priority as set forth below, in accordance with the Settlement Statement delivered on such Determination Date.

         (i) Monthly Interest and Monthly Fees. An amount equal to the lesser of (A) the Available Imputed Yield Collections and (B) the sum of Monthly Interest plus Carryover Interest plus the Monthly Fees plus any Additional Amounts (to the extent not reimbursed pursuant to the Certificate Purchase Agreement), shall be deposited into the Distribution Account for distribution on the next succeeding Distribution Date to the Series 2001-1 Certificateholders.

         (ii) Servicing Fee. An amount equal to the lesser of

           (A) any Available Imputed Yield Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i), and

           (B) the aggregate of (x) either (1) if the Back-Up Servicer or another Person other than BTFC or an Affiliate of BTFC is the Servicer, the Monthly Servicing Fee for such Monthly Period plus any unpaid Monthly Servicing Fees from prior Monthly Periods, or (2) if BTFC or an Affiliate of BTFC is the Servicer and the Back-Up Servicing Agreement remains in effect, the Monthly Series 2001-1 Back-Up Servicer Standby Fee for such Monthly Period plus any unpaid Monthly Series 2001-1 Back-Up Servicer Standby Fees from prior Monthly Periods, and (y) if the base annual fee to the Trustee is not otherwise being paid or provided for pursuant to Sections 3.2 and 11.5, then the monthly portion of such base annual fee and expenses which shall not exceed $5,000 per annum (commencing on the Closing Date), shall be distributed in each case to the Servicer, Back-Up Servicer or Trustee, as applicable.

         (iii) Investor Default Amount; ASA Default Amount. During the Amortization Period, an amount equal to the lesser of

           (A) any Available Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) and (ii), and

           (B) the sum of (1) the Investor Default Amount for the related Monthly Period (notwithstanding any initial reallocation of such Investor Default Amount to either the Transferor Interest or the Available Subordination Amount pursuant to subsections 4.5(b)(i)(B)(2) or (ii)(B)(1) of the Agreement), plus (2) the ASA Default Amount for the related Monthly Period (notwithstanding any initial reallocation of such Investor Default Amount to either the Transferor Interest or the Available Subordination Amount pursuant to subsection 4.5(b)(ii)(A)(2) of the Agreement),

         shall be deposited in the Distribution Account for distribution as Principal on the next succeeding Distribution Date to the Series 2001-1 Certificateholders.

         (iv) Adjustment Payment Shortfalls. During the Amortization Period, an amount equal to the lesser of

           (A) any Available Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii), and

           (B) the Series Allocation Percentage of any Adjustment Payment Shortfalls in accordance with subsection 4.3(d),

         shall be deposited into the Distribution Account for distribution as Principal on the next succeeding Distribution Date to the Series 2001-1 Certificateholders.

         (v) Reimbursement of Investor Charge-Offs. An amount equal to the lesser of

           (A) any Available Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv), and

           (B) the unreimbursed Investor Charge-Offs, if any,

         shall be applied to reimburse Investor Charge-Offs; and such amount (1) during the Revolving Period, shall be treated as Shared Principal Collections, and (2) during the Amortization Period, shall be deposited into the Distribution Account for distribution as Principal on the next succeeding Distribution Date to the Series 2001-1 Certificateholders.

         (vi) Reserve Fund. An amount equal to the lesser of

           (A) any Available Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v), and

           (B) the amount necessary to cause the amount on deposit in the Reserve Fund to equal the then current Reserve Fund Amount,

         shall be deposited into the Reserve Fund.

         (vii) BTFC Servicing Fee. If BTFC or an Affiliate of BTFC is the Servicer, an amount equal to the lesser of

           (A) any Available Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi), and

           (B) the Monthly Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods,

         shall be distributed to the Servicer.

         (viii) Excess Imputed Yield Collections. Any Available Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii) shall be held until the Distribution Date, and shall be applied as follows:

           (A) if an Amortization Period due to the occurrence of a Pay-Out-Event shall have occurred, deposited into the Distribution Account for distribution as Principal on the next succeeding Distribution Date,

           (B) deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest (less any portion thereof attributable to the Available Subordination Amount for all Series then outstanding) from being less than zero, and

           (C) treated as Excess Imputed Yield Collections which shall be available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such Certificateholders from Imputed Yield Collections allocated to such other Series; and then any remainder shall be distributed to the Transferor.

       (b) To the extent that, with respect to any Determination Date, distributions are to be made on the related Transfer Date pursuant to any of subsections 4.9(a)(i) through (vii), and the full amount to be distributed pursuant to any such subsection is not covered by the amounts otherwise available therefor pursuant to subsection 4.9(a), the Servicer shall allocate to the Series 2001-1 Certificates, to the extent the amounts are available as set forth below, the Excess Imputed Yield Collections from other Series with respect to the Monthly Period to which such distributions relate, in an amount up to the above-described shortfalls under the applicable subsections (to be applied to such shortfalls in the priority of such subsections). Excess Imputed Yield Collections available for such allocation to the Series 2001-1 Certificates for any Monthly Period shall be in an amount equal to the product of (i) Excess Imputed Yield Collections available from all other Series for such Monthly Period and (ii) a fraction, the numerator of which is the shortfall in the amounts required to be distributed from Imputed Yield Collections with respect to the Series 2001-1 Certificates and the denominator of which is the aggregate amount of shortfalls in amounts required to be distributed from Imputed Yield Collections for all Series for such Monthly Period.

       (c) On each Transfer Date during the Revolving Period, after giving effect to all amounts available pursuant to subsections 4.9(a) and (b), the Trustee shall draw on the Reserve Fund to fund shortfalls, if any, in the withdrawals from the Collection Account made pursuant to subsections 4.9(a)(i), (ii) and (vii), and shall deposit or distribute any amounts so drawn from the Reserve Fund in accordance with such subsections (and in the priority thereof). On each Transfer Date during the Amortization Period, after giving effect to all amounts available pursuant to subsections 4.9(a) and (b), the Trustee shall draw on the Reserve Fund to cover shortfalls, if any, in the withdrawals from the Collection Account made pursuant to subsections 4.9(a)(i), (ii), (iii), (iv), (v) and (vii).

       (d) On the first Business Day of the Amortization Period, funds on deposit in the Excess Funding Account shall be deposited into the Collection Account for credit to the Principal Subaccount, subject to subsection 4.3(f) (determined as if the Rapid Amortization Period had commenced).

       (e) On each Determination Date with respect to any Distribution Date during the Amortization Period, the Servicer shall determine the Principal Collections credited to the Principal Subaccount with respect to the prior Monthly Period, and shall direct the Trustee to withdraw from the Principal Subaccount of the Collection Account and deposit in the Distribution Account on the related Transfer Date, to the extent of funds available, an amount equal to the Principal for the related Distribution Date, in accordance with the Settlement Statement delivered on such Determination Date and the Daily Report delivered on the related Transfer Date (provided, that if the Daily Report is not timely delivered on such Transfer Date, the Trustee shall make such withdrawal from the Collection Account in reliance on the Settlement Statement).

       Section 4.10 The Reserve Fund.

       (a) The Trustee, for the benefit of the Series 2001-1 Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Series 2001-1 Certificateholders, a segregated trust account (the "Reserve Fund") within its corporate trust department, which shall be a Qualified Account within the meaning of clause (a) of the definition thereof, and which shall bear a designation clearly indicating that such account is the Reserve Fund and that the funds deposited therein are held in trust for the benefit of the Series 2001-1 Certificateholders. The Reserve Fund may have one or more subaccounts which shall also be so designated and each such subaccount may be either a "deposit account" or a "securities account" (as defined in the UCC as in effect from time to time in Illinois). The Transferor does hereby transfer, assign, set-over, and otherwise convey to the Trust, for the benefit of the Series 2001-1 Certificateholders, without recourse, all of its right, title and interest in, to and under the Reserve Fund, including without limitation (i) all monies, funds and amounts deposited into or credited to the Reserve Fund from time to time, (ii) all Cash Equivalents in which amounts in the Reserve Fund are invested or which are otherwise credited to the Reserve Fund, (iii) any interest and investment earnings on any such deposited or credited amounts, and (iv) all proceeds of the foregoing. The Trustee shall possess all right, title and interest in, to and under all property described in the preceding sentence. The Reserve Fund shall, except as otherwise provided herein, be under the sole dominion and control of the Trustee for the benefit of the Series 2001-1 Certificateholders. Pursuant to subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee upon the occurrence of a Servicer Default pursuant to Section 10.1 of the Agreement or upon the occurrence of a Pay-Out-Event, to instruct the Trustee in writing pursuant to the Daily Report or otherwise to make withdrawals from the Reserve Fund for the purpose of carrying out the Servicer’s or the Trustee’s duties under the Agreement and this Series Supplement. If, at any time, the Reserve Fund ceases to be a Qualified Account by reason of the Trustee holding such account, then the Trustee shall establish within 10 Business Days a new Reserve Fund as a Qualified Account and otherwise meeting the conditions specified above (provided that the institution at which such new Reserve Fund is maintained shall agree to give "control" (within the meaning of 9-104 and/or 9-106, as applicable, of the UCC as in effect from time to time in Illinois) of such Reserve Fund to the Trustee for the benefit of the Series 2001-1 Certificateholders), transfer any cash and/or any investments to such new Reserve Fund, and from the date such new Reserve Fund is established, it shall be the "Reserve Fund."

       (b) With respect to each Business Day during the Revolving Period, the Servicer shall deposit the ASA Principal Allocation Amount in the Reserve Fund in accordance with, and to the extent provided in, subsection 4.5(b)(i)(A)(2) of the Agreement for the related Monthly Period. On each Distribution Date during the Revolving Period or the Amortization Period, after giving effect to the deposit of the ASA Principal Allocation Amount as described in the preceding sentence, as applicable, and the addition of any net interest and investment earnings as provided in subsection 4.10(c), the Servicer shall deposit in the Reserve Fund to the extent available as provided in subsection 4.9(a)(vi), Available Imputed Yield Collections, up to the amount necessary to cause the amount on deposit in the

Reserve Fund to equal the then current Reserve Fund Amount.

       (c) Funds on deposit in the Reserve Fund shall at all times be invested by the Trustee in Cash Equivalents in accordance with written instructions from the Servicer as provided below or, in the absence of such instructions, in the Designated Cash Equivalent. All Cash Equivalents that are "securities entitlements", "certificated securities" or "uncertificated securities" shall be held by the Trustee (or its successors) as a "securities intermediary" (as such terms are defined in the UCC in Illinois) and credited to a subaccount of the Reserve Fund that is a securities account. All other Cash Equivalents shall be held as a segregated trust account that is a deposit account. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the next succeeding Transfer Date. The Trustee shall maintain for the benefit of the Series 2001-1 Certificateholders possession of the negotiable instruments or certificated securities evidencing the Cash Equivalents described in clause (a) of the definition thereof from the time of purchase thereof until the time of sale or maturity. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Reserve Fund shall be retained in the Reserve Fund unless and until such amounts are available for release to the Transferor pursuant to subsection 4.10(d). Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, of which the Trustee shall have received written notification, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Reserve Fund. Any investment instructions to the Trustee shall be in writing and shall be given no later than 1:00 P.M. (Chicago time) on a Business Day that such investment is proposed to be made. The Trustee, in its capacity as depository bank or securities intermediary for the Reserve Fund, agrees and acknowledges that the Trustee, for the benefit of the Series 2001-1 Certificateholders, has "control" (pursuant to Sections 9-104 and/or 9-106, as applicable, of the UCC as in effect from time to time in Illinois) of amounts and investments held in the Reserve Fund for all purposes of this Agreement. For all purposes of this Series Supplement, the Trustee’s "jurisdiction" in respect of matters governed by the UCC shall be the State of New York.

       (d) Amounts in the Reserve Fund in excess of the Reserve Fund Amount shall be released from the Reserve Fund and paid to the Transferor on each Transfer Date. On the Transfer Date immediately preceding the Series 2001-1 Termination Date, amounts in the Reserve Fund constituting the Reserve Fund Amount shall be deposited into the Distribution Account and paid in accordance with Section 4.12.

       (e) The Servicer shall withdraw amounts on deposit in the Reserve Fund on each Transfer Date pursuant to subsection 4.9(c) to the extent Available Imputed Yield Collections are insufficient to make payment of the amounts specified.

       Section 4.11 Payment of Monthly Interest and Monthly Fees. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to or for the benefit of the Series 2001-1 Certificateholders from the Distribution Account the amount in respect of Monthly Interest, Carryover Interest, Monthly Fees and Additional Amounts deposited into the Distribution Account on the related Transfer Date.

       Section 4.12 Payment of Principal. On each Distribution Date during the Amortization Period, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to or for the benefit of the Series 2001-1 Certificateholders from the Distribution Account the amount in respect of Principal deposited into the Distribution Account on the related Transfer Date.

       Any amounts remaining in the Collection Account and allocable to the Series 2001-1 Certificates, after the Invested Amount has been paid in full, shall be treated as Shared Principal Collections and applied in accordance with Section 4.3(e) of the Agreement.

       Section 4.13 Investor Charge-Offs. If, on any Determination Date which relates to any Distribution Date during the Amortization Period, (1) the Available Subordination Amount shall have been reduced to zero and (2) the aggregate Investor Default Amount with respect to each Business Day in the preceding Monthly Period within the Amortization Period, to the extent not allocated to the Available Subordination Amount pursuant to subsection 4.5(b)(ii)(B)(1) of the Agreement, together with the aggregate Adjustment Payment Shortfalls (if any) allocated to the Series 2001-1 Certificates based on the Series Allocation Percentage with respect to each Business Day in the preceding Monthly Period within such Amortization Period, exceeds the aggregate Available Imputed Yield Collections, Excess Imputed Yield Collections and amounts available for withdrawal from the Reserve Fund, the Invested Amount shall be reduced by the amount by which the remaining aggregate Investor Default Amount and aggregate Adjustment Payment Shortfalls (if any) allocated to the Series 2001-1 Certificates exceed the foregoing funds available for payment thereof (an "Investor Charge-Off"). The Invested Amount thereafter shall be increased (but not in excess of the Outstanding Certificate Amount of the Series 2001-1 Certificates) on any Business Day by the sum of the aggregate amount of Available Imputed Yield Collections, Excess Imputed Yield Collections and amounts available for withdrawal from the Reserve Fund allocated with respect to Investor Charge-Offs pursuant to subsection 4.9(a)(v) of the Agreement for the purpose of reimbursing amounts reduced pursuant to the preceding sentence (including any such amounts treated as Shared Principal Collections during the Revolving Period) to the extent not previously reimbursed from such amounts.

       Section 6. Modifications to Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 2001-1 Certificates:

ARTICLE V

DISTRIBUTIONS AND REPORTS TO INVESTOR
CERTIFICATEHOLDERS

       Section 5.1 Distributions. (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered on such Distribution Date and the Daily Report delivered on the related Determination Date; provided, that if the Settlement Statement is not timely delivered on such Distribution Date, the Paying Agent shall make such distributions from the Distribution Account in reliance on the Daily Report) to each Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder’s pro rata share (based on the aggregate Undivided Interests represented by Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Certificateholder at such Certificateholder’s address as it appears on the Certificate Register or, in the case of Certificateholders holding Series 2001-1 Certificates having an aggregate Outstanding Certificate Amount of not less than $1,000,000, by wire transfer, at the expense of the Paying Agent, to an account or accounts designated by such Series 2001-1 Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3. The Trustee shall make the final payment on any Series 2001-1 Certificate prior to surrender of such Certificate if such Series 2001-1 Certificateholder agrees to indemnify and hold harmless the Trustee satisfactory to it in its sole discretion to the extent of any liability the Trustee may incur for final distribution on such Series 2001-1 Certificates caused by the failure of the Series 2001-1 Certificateholder to deliver such Series 2001-1 Certificates to the Trustee prior to such final distribution being made to the Series 2001-1 Certificateholder. With respect to distributions to be made on Distribution Dates, the Trustee agrees to initiate wire transfers of such distribution no later than 9:00 a.m. (Chicago time) on the Distribution Date.

       Section 5.2 Certificateholders’ Statement. (a) On each Determination Date, the Servicer shall deliver to the Trustee (and the Paying Agent if other than the Trustee) and the Servicer shall forward to the Administrative Agent a statement substantially in the form of Exhibit C, prepared by the Servicer, setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of (xiv), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

         (i) the total amount distributed;

         (ii) the amount of such distribution allocable to Principal;

         (iii) the amount of such distribution allocable to Monthly Interest and the Monthly Fees;

         (iv) the amount of Principal Collections received during the preceding Monthly Period and allocated in respect of the Series 2001-1 Certificates and, during the Amortization Period, further allocated in respect of the Certificates;

         (v) the Initial Invested Amount, any Incremental Fundings, any Reductions and the current Invested Amount;

         (vi) the amount of Imputed Yield Collections received during the preceding Monthly Period and allocated in respect of the Series 2001-1 Certificates;

         (vii) the aggregate amount of Principal Receivables, the Invested Amount, the Floating Allocation Percentage and, during the Amortization Period, the Fixed/Floating Allocation Percentage, with respect to the Principal Receivables in the Trust as of the close of business on the last day of the preceding Monthly Period;

         (viii) the size of the Transferor Interest in its entirety (as well as the component represented by the Available Subordination Amount, and the component not so represented);

         (ix) the aggregate outstanding balance of Qualifying Gross Receivables which are current, and those between 30 and 59 days, 60 and 89 days, 90 and 119 days, 120 and 149 days, 150 and 179 days and 180 or more days delinquent on a contractual basis, in each case as of the close of business on the last day of the preceding Monthly Period;

         (x) aggregate Defaulted Receivables for the preceding Monthly Period;

         (xi) aggregate Recoveries for the preceding Monthly Period;

         (xii) the aggregate Investor Default Amount for the preceding Monthly Period, and the portion thereof allocated to the Certificates, if any;

         (xiii) the aggregate amount of Dilutions for the preceding Monthly Period, the amount thereof allocable to a Credit Card Program, if any, and, during the Amortization Period, the aggregate Investor Dilution Amount and ASA Dilution Amount for the preceding Monthly

  Period, and the amount of Adjustment Payment Shortfalls (if any) allocated to the Certificates;

         (xiv) the Available Subordination Amount which remains available as of the related Determination Date and, during the Amortization Period, the amount of any reduction to such Available Subordination Amount to be effected as of such Distribution Date together with the cumulative ASA Reduction Amount, if any, which will remain unapplied after giving effect to reductions in the Available Subordination Amount as of such Distribution Date;

         (xv) the aggregate amount of Investor Charge-Offs for the preceding Monthly Period, and the amount thereof allocated to the Certificates;

         (xvi) the amount of the Monthly Servicing Fee for the preceding Monthly Period;

         (xvii) the Pool Factor as of the close of business on the last day of the preceding Monthly Period;

         (xviii) the aggregate amount of funds in the Excess Funding Account as of the close of business on the last day of the preceding Monthly Period;

         (xix) the amount of payments received pursuant to the Interest Rate Cap;

         (xx) the daily average for the preceding Monthly Period of the Series Allocation Percentage for Series 2001-1, the ASA Floating Allocation Percentage, the ASA Principal Allocation Percentage and the Transferor Interest;

         (xxi) the Reserve Fund balance and the amounts withdrawn from the Reserve Fund for the preceding Monthly Period;

         (xxii) the Monthly ASA Reduction Amount for the preceding Monthly Period; and

       (xxiii) the cumulative Monthly ASA Reduction Amount from the initial Monthly Period through and including the preceding Monthly Period.

       (b) Annual Certificateholders’ Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2002, the Servicer shall distribute to the Administrative Agent, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 2001-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2001-1 Certificateholder, together with, on or before January 31 of each year, beginning in 1997, such other customary information (consistent with the treatment of the Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 2001-1 Certificateholders to prepare their tax returns. The obligation, if any, of the Trustee to provide such information shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee or the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

       Section 5.3 SEC Filings. The Transferor and BTFC shall provide, or shall cause Bally to provide, to the Trustee and to the Administrative Agent copies of (a) Bally’s annual report on Form 10-K as filed with the SEC, within 100 days of the end of the year covered thereby (commencing with the 10-K filed with respect to 2001), (b) Bally’s quarterly reports on Form 10-Q as filed with the SEC, within 60 days of the end of the quarter covered thereby (commencing with the quarter ending

March 31, 2002), and (c) and reports on Form 8-K as filed by Bally with the SEC, within 15 days of any such filing.

       Section 5.4 Financial Statements. If Bally no longer files with the SEC the reports described in Section 5.3 above, the Transferor and BTFC shall provide, or shall cause Bally to provide, to the Trustee and to the Administrative Agent (a) within 100 days of the end of each fiscal year of Bally, audited financial statements accompanied by an opinion of an independent accounting firm of national reputation to the effect that such financial statements have been prepared in accordance with GAAP and present fairly the financial position of Bally and its Subsidiaries and (b) within 60 days of the close of each of the first three fiscal quarters of Bally, unaudited financial statements certified by an authorized financial officer of Bally as being prepared in accordance with GAAP.

       Section 5.5 Delivery of Documents to the Series 2001-1 Certificateholders. (a) A copy of the following reports, notices, documents and certificates required to be delivered under the Agreement to the Trustee shall be contemporaneously delivered by the Servicer (at its sole expense) to the Administrative Agent:

         (i) the Settlement Statement to be delivered by the Servicer pursuant to subsection 3.4(c);

         (ii) the Annual Servicer's Certificate to be delivered by the Servicer pursuant to Section 3.5;

         (iii) the Annual Independent Accountants' Management Letter to be delivered by the Servicer pursuant to Section 3.6;

         (iv) the SEC filings to be delivered by the Transferor or the Servicer pursuant to Section 5.3;

         (v) any Exchange Notice delivered by the Transferor pursuant to subsection 6.9(b);

         (vi) in the event an Exchange is to be effected, the Supplement, Opinion of Counsel and Officer’s Certificate to be delivered pursuant to clauses (a), (d) and (f) of subsection 6.9(b);

         (vii) any notice relating to a delegation of its duties to be delivered by the Servicer pursuant to Section 8.7;

         (viii) notice of any amendment to the Purchase Agreement, or of any assignment thereof, to be delivered by BTFC pursuant to Section 9.1 or 9.5 of the Purchase Agreement;

         (ix) notice of any amendment to the Subsidiary Purchase Agreement, or of any assignment thereof, to be delivered by BTFC pursuant to Section 9.1 or 9.5 of the Subsidiary Purchase Agreement;

         (x) any certificate or legal opinion delivered to the Trustee pursuant to subsection 5.1(k) of the Purchase Agreement;

         (xi) notice of any Lien in accordance with subsections 2.5(b) or 2.5(g);

         (xii) notice of any change in a depository maintaining a Qualified Account;

         (xiii) notice of any delegation of servicing functions in accordance with subsection 3.1(b);

         (xiv) in the event of any merger or other event with respect to the Servicer contemplated by Section 8.2, the Officer’s Certificate and Opinion of Counsel to be delivered by BTFC pursuant to Section 8.2(ii); and

         (xv) promptly after January 1, 2003 and promptly after each anniversary of such date, a copy of the Credit and Collection Policy as then in effect.

  Each Series 2001-1 Certificateholder agrees, by its acceptance of a Series 2001-1 Certificate, that any information obtained by it pursuant to this subsection or otherwise in its capacity as a Series 2001-1 Certificateholder shall be subject to the terms and conditions described in Annex 1 hereto.

       (b) The Transferor shall provide, or shall cause the Servicer to provide, notice to the Administrative Agent, and to the Trustee, of a change to the cancellation provisions set forth in the printed form of Contract utilized by BTFC or any other Originator within 30 days of implementing such change.

       (c) The Trustee shall provide a written statement to the Administrative Agent, no later than the Distribution Date related to any Monthly Period, to the effect that the Trustee has no actual knowledge that an event has occurred which with the passage of time or the giving of notice or both, would constitute a Servicer Default or a Pay-Out-Event, provided, that the Trustee shall have no obligation to make any independent investigation in connection with delivering such statement.

       (d) The Trustee shall provide the Administrative Agent with a copy of all written notices of any breach by the Transferor, the Servicer, BTFC or any Originator of any representation, warranty or obligation contained herein, in the Agreement, the Purchase Agreement or the Subsidiary Purchase Agreement promptly upon the Trustee’s receipt thereof.

       (e) Any other notices provided to the Trustee or the Servicer under the Transaction Documents shall also be provided to the Administrative Agent (without duplication) by the appropriate party giving such notice.

       Section 7. Series 2001-1 Pay-Out-Events. If any one of the following events shall occur with respect to the Series 2001-1 Certificates:

       (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Agreement or this Series Supplement on the date such payment or deposit is required to be made, provided, however, that any such failure caused by a nonwillful act of the Transferor shall not constitute a Series 2001-1 Pay-Out-Event pursuant to this subsection 7(a) if the Transferor promptly remedies such failure within five Business Days (or such earlier time period set forth in a written notice from the Administrative Agent to the Transferor) after receiving notice of such failure or otherwise becoming aware of such failure, (ii) to perform in all material respects the Transferor’s covenant not to sell, pledge, assign, or transfer to any Person, or grant any Lien on, or permit to exist any Lien (other than Permitted Liens) on any Receivable or (iii) to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure to observe or perform has a material adverse effect on the Series 2001-1 Certificateholders and which continues unremedied for a period of 30 days after the date on which the Transferor obtains actual knowledge of such failure or written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Administrative Agent and the Holders of Series 2001-1 Certificates evidencing more than 50% of the Invested Amount, and continues to materially and adversely affect the interests of the Series 2001-1 Certificateholders for such period; provided, that if prior to the end of the 30 day period specified above, the Transferor shall have commenced actions reasonably designed to cure such failure and, at the end of such 30 day period is engaged diligently and in good faith in effecting such cure and shall have given not less than 7 days notice to the Administrative Agent requesting an additional period of 30 days to effect such cure, and unless the Administrative Agent shall have granted such extension in writing, then such 30 day period shall not be extended.

       (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 30 days after the date on which the Transferor obtains actual knowledge of such failure or written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 2001-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 2001-1, and (ii) as a result of which the interests of the Series 2001-1 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 2001-1 Pay-Out-Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions of the Agreement; and further provided, that if prior to the end of the 30 day period specified above, the Transferor shall have commenced actions reasonably designed to cure such failure and, at the end of such 30 day period is engaged diligently and in good faith in effecting such cure, and shall have given not less than 7 days notice to the Administrative Agent requesting an additional period of 30 days to effect such cure, and unless the Administrative Agent shall have granted such extension in writing, then such 30 day period shall not be extended;

       (c) the Portfolio Yield is less than the Base Rate plus 3.0% for any three consecutive Distribution Dates, commencing with the fourth Distribution Date following the Closing Date;

       (d) the Transferor Interest (less any portion thereof attributable to the Available Subordination Amount for any other Series then outstanding) shall be less than the Minimum Transferor Interest for a period of 5 consecutive days;

       (e) the sum of the Aggregate Principal Receivables and the principal amount on deposit in the Excess Funding Account shall be less than the Minimum Aggregate Principal Receivables for a period of 5 consecutive days;

       (f) as of the end of any Monthly Period, (i) the three-month rolling average of the percentage equivalent of a fraction for each such Monthly Period, the numerator of which is the aggregate Principal Balance of Eligible Receivables which became Defaulted Receivables during such Monthly Period and the denominator of which is the aggregate Principal Balance of all Eligible Receivables as at the end of such Monthly Period, exceeds 3.5%; or (ii) the two-month rolling average of the percentage equivalent of a fraction for each such Monthly Period, the numerator of which is the aggregate Principal Balance of Eligible Receivables which became Defaulted Receivables during such Monthly Period and the denominator of which is the aggregate Principal Balance of all Eligible Receivables as at the end of such Monthly Period, exceeds 4%; or (iii) the percentage equivalent of a fraction, the numerator of which is the aggregate Principal Balance of Eligible Receivables which became Defaulted Receivables during such Monthly Period and the denominator of which is the aggregate Principal Balance of all Eligible Receivables as at the end of such Monthly Period, exceeds 5%; or (iv) the percentage equivalent of a fraction, the denominator of which is the aggregate Principal Balance of all Eligible Receivables as of the end of such Monthly Period and the numerator of which is the aggregate Principal Balance of all Eligible Receivables that are (A) 60 or more days delinquent on a contractual basis, exceeds 20%, (B) 90 or more days delinquent on a contractual basis, exceeds 14%, or (C) 120 or more days delinquent on a contractual basis, exceeds 10%;

       (g) any Servicer Default shall occur;

       (h) as of the end of any Monthly Period, commencing with the third Monthly Period, the three-month rolling average of the principal amount on deposit in the Excess Funding Account at the end of such Monthly Period as a percentage of the sum of the Aggregate Principal Receivables and the principal amount on deposit in the Excess Funding Account at the end of such Monthly Period, shall equal or exceed 30%;

       (i) the Transferor shall for any reason become unable to transfer Receivables to the Trust in accordance with the Agreement or this Series Supplement;

       (j) as of any Determination Date, the average of Net Revenues-Membership Revenues for the two most recent Quarterly Periods falls below the NRMR Pay-Out-Event Trigger, which amounts for each Quarterly Period shall be calculated by the Servicer and reported to the Trustee within 60 days of the end of such Quarterly Period;

       (k) the Tangible Net Worth of Bally falls below $200,000,000 as of the end of any calendar quarter, which amount for each calendar quarter shall be calculated by the Servicer and reported to the Trustee within 60 days of the end of such calendar quarter;

       (l) the number of health clubs operated by Bally and its subsidiaries falls below 300 clubs;

       (m) a Pay-Out-Event occurs with respect to any other Series;

       (n) a default or event of default by Bally or any of its subsidiaries under or with respect to any one or more agreements, notes, instruments (including, but not limited to, the Senior Bank Agreement) or other documents governing or evidencing any obligation of Bally or such subsidiary, as the case may be, to repay money borrowed, and such default or event of default continues after any applicable grace period, and as a result any such indebtedness shall be required to be paid prior to the scheduled maturity thereof (whether by acceleration, required prepayment or otherwise), or Bally or any of its subsidiaries shall fail to pay any such indebtedness at maturity and any applicable grace period and waivers shall have expired; provided, however, that (i) except with respect to the Senior Bank Agreement, no Pay-Out-Event under this clause shall occur unless the sum of any such indebtedness required to be prepaid or indebtedness which Bally or any of its subsidiaries fails to pay at maturity, is greater than or equal to $10,000,000, and (ii) this clause is not intended to and shall not be applicable to any "default" in respect of the Series 2001-1 Certificates;

       (o) if, as of the end of any Monthly Period, commencing with the third Monthly Period, (i) the aggregate Outstanding Certificate Amount of (x) all Series is less than or equal to $100,000,000 (or $75,000,000 on and after the date the Series 1996-1 Certificates have been paid in full) and (y) Series 2001-1 is less than or equal to $75,000,000, the three-month rolling average of the aggregate Principal

Balance of Eligible Receivables acquired by the Transferor shall be less than $10,000,000 and (ii) the aggregate Outstanding Certificate Amount of (x) all Series is greater than $100,000,000 (or $75,000,000 on and after the date the Series 1996-1 Certificates have been paid in full) or (y) Series 2001-1 is greater than $75,000,000, the three-month rolling average of the aggregate Principal Balance of Eligible Receivables acquired by the Transferor shall be less than $20,000,000;

       (p) if, as of the end of any Monthly Period, the Transferor Interest (less any portion thereof attributable to the Available Subordination Amount for all Series then outstanding) is less than $35,000,000 and Dilutions for the Monthly Period then ended, as a percentage of Eligible Receivables as of the end of such Monthly Period, are greater than 2%;

       (q) if, as of the end of any Monthly Period, Gross Receivables in respect of Contracts with down payments made by Obligors of $50 or more comprise less than 60% of the total Gross Receivables balances in respect of health club memberships of BTFC and its Subsidiaries as a whole, and the three-month rolling average the percentage equivalent of a fraction for each such Monthly Period, the numerator of which is the aggregate Principal Balance of Eligible Receivables acquired by the Trust during such Monthly Period with down payments made by Obligors of $50 or more and the denominator of which is the aggregate Principal Balance of Eligible Receivables acquired by the Trust during such Monthly Period, is less than 50%;

       (r) if any of the following events shall occur:

         (i) a decree or order is entered by a court having competent jurisdiction (x) for relief in respect of any Material Originator in an involuntary case or proceeding under the Federal Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or similar law or (y) adjudging any Material Originator as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of any Material Originator under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any Material Originator or of any substantial part of its properties, or ordering the winding up or liquidation of any of its affairs, and any such decree or order remains unstayed and in effect for a period of 60 consecutive days; or

         (ii) any Material Originator institutes a voluntary case or proceeding under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors or any other case or proceedings to be adjudicated as bankrupt or insolvent, or any Material Originator consents to the entry of a decree or order for relief in respect of any Material Originator in any involuntary case or proceeding under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors or to the institution of bankruptcy or insolvency proceedings against any Material Originator or any Material Originator files a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors, or consents to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any Material Originator or of any substantial part of its properties, or makes an assignment for the benefit of creditors, or is unable to pay debts generally as they come due, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any such action;

  and, in the case of (i) or (ii) above, removal of Receivables from the Trust in respect of such Material Originator would cause Aggregate Principal Receivables to be less than the Minimum Aggregate Principal Receivables;

       (s) one or more final judgments shall be entered by any court or courts against the Transferor for the payment of money which exceed $5,000,000 (net of insurance) and the same shall remain unpaid, undischarged or unstayed for 30 consecutive days after entry or filing of such judgments; or

       (t) Bally's 9 7/8% senior subordinated notes issued pursuant to the Indentures, shall cease to be rated at least CCC+ by S&P and Caa1 by Moody's;

             then, in the case of any event described in subparagraph (b) or (l) above after the applicable grace period, if any, set forth in such subparagraphs, the Administrative Agent or the Holders of Series 2001-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 2001-1 by notice then given in writing to the Trustee, the Transferor and the Servicer may declare that a Pay-Out-Event (a "Series 2001-1 Pay-Out-Event") has occurred as of the date of such notice; and

             in the case of any other event described in this Section 7, a Series 2001-1 Pay-Out-Event shall occur without any notice or other action on the part of the Trustee, the Administrative Agent or the Series 2001-1 Certificateholders immediately upon the occurrence of such event, provided that such Series 2001-1 Pay-Out-Event will not be deemed to have occurred if such event is waived by written notice to the Transferor, the Trustee and the Servicer by the Administrative Agent on or before the Distribution Date relating to the Monthly Period in which such event occurs.

       Section 8. Incremental Fundings.

       (a) Each Series 2001-1 Certificateholder agrees, by acceptance of its Series 2001-1 Certificate, that the Transferor may, from time to time no more frequently than one time per month prior to the Amortization Period Commencement Date, upon satisfaction of the conditions set forth in Section 2.03 of the Certificate Purchase Agreement, require that the related Series 2001-1 Certificateholder make Incremental Fundings. On each Incremental Funding Date, the Invested Amount (and each other amount set forth herein, the calculation of which is based on such amount) shall be recalculated to include the Incremental Fundings with respect to the Series 2001-1 Certificates. On the Business Day immediately after the Incremental Funding Date, the Administrative Agent shall report to the Transferor and the Trustee the amount of the Incremental Funding made by the Series 2001-1 Certificateholders.

       (b) Each Series 2001-1 Certificateholder shall make its share of the Incremental Funding available in accordance with the Certificate Purchase Agreement. In no event shall any Incremental Funding be made if and to the extent that the Invested Amount of all Ownership Groups (after giving effect to those Incremental Fundings which are made on the applicable Incremental Funding Date) would exceed the Commitment Amount. The Administrative Agent, on behalf of the Series 2001-1 Certificateholders, shall wire transfer the Incremental Funding in accordance with the Certificate Purchase Agreement.

       (c) If the Series 2001-1 Certificateholders make an Incremental Funding, then in consideration of such Incremental Funding, the Servicer shall appropriately note such Incremental Funding on the related Daily Report.

       (d) Subject to the provisions of subsections (b) and (c), the failure of any Series 2001-1

Certificateholder to make any Incremental Funding in accordance with this Section 8 and the Certificate Purchase Agreement shall not in itself relieve any other Series 2001-1 Certificateholder of its obligation to make any Incremental Funding. Notwithstanding any provision to the contrary contained in this Section 8, no Series 2001-1 Certificateholder shall be required to make any Incremental Funding unless the conditions to such Incremental Funding contained in the Certificate Purchase Agreement have been satisfied or waived.

       (e) Each Series 2001-1 Certificateholder shall and is hereby authorized to record on the grid attached to its Series 2001-1 Certificate (or at such Series 2001-1 Certificateholder’s option, in its internal books and records) the date and amount of any Incremental Funding made by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Series 2001-1 Certificateholder’s rights with respect to its Invested Amount and its right to receive interest payments in respect of the Invested Amount held by such Series 2001-1 Certificateholder.

       Section 9. Reduction of Commitment Amount. Subject to the terms and conditions set forth in the Certificate Purchase Agreement, the Transferor may at any time elect to reduce permanently the Commitment Amount.

       Section 10. Prepayment; Reduction of Series 2001-1 Invested Amount. On any Distribution Date, the Transferor may upon not less than three (3) Business Days prior written notice to the Trustee and the Administrative Agent, without penalty (except for Breakage Amounts, if any, payable under the Certificate Purchase Agreement), elect to reduce the Invested Amount (a "Reduction") with funds other than Collections otherwise allocable to the Series 2001-1 Certificateholders. The amount of such reduction shall be treated as Principal Collections, transferred to the Collection Account in accordance with written instructions from the Servicer to the Trustee, and allocated to the Series 2001-1 Certificates. Any Reduction shall be in an amount equal to at least $5,000,000 and integral multiples of $500,000 in excess thereof (unless the Outstanding Certificate Amount is to be prepaid, in which case the Outstanding Certificate Amount shall be paid) and shall be accompanied by all accrued and unpaid Monthly Interest, Additional Interest, Monthly Fees and Additional Amounts through the date of payment with respect to the amount prepaid.

       Section 11. Reassignment Terms. The Series 2001-1 Certificates shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to 10% of the Initial Invested Amount. The deposit required in connection with any such termination and final distribution shall be equal to the Outstanding Certificate Amount of the Series 2001-1 Certificates plus accrued and unpaid Monthly Interest, Additional Interest and Monthly Fees on the Series 2001-1 Certificates and Additional Amounts through the date of payment. No notice of such termination and final distribution shall be given unless the funds to pay all amounts required with respect thereto shall be available as of the end of the Monthly Period preceding the Monthly Period in which such notice is given.

       Section 12. Mandatory Prepayment. If on any Distribution Date during the Amortization Period the amount on deposit in the Reserve Fund is equal to or greater than the Invested Amount, the amount on deposit in the Reserve Fund (not to exceed the Invested Amount) shall be deposited in the Distribution Account and distributed to Certificateholders on such day, together with accrued and unpaid Monthly Interest, Additional Interest, Monthly Fees and Additional Amounts due on such Distribution Date, and shall constitute final payment of the Series 2001-1 Certificates. Not later than the Determination Date preceding such Distribution Date, the Trustee shall provide the notice of final distribution to the Series 2001-1 Certificateholders in accordance with Section 12.3 of the Agreement. No notice of such final distribution shall be given unless the funds to pay all amounts required with respect thereto shall be available as of the end of the Monthly Period preceding the Monthly Period in which such notice is given.

       Section 13. Reserved.

       Section 14. Series 2001-1 Termination. The right of the Series 2001-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 2001-1 Termination Date unless such Series is an Affected Series as specified in Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 2001-1 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs. No notice of termination and final distribution pursuant to Section 12.3 of the Agreement shall be given unless the funds to pay all amounts required with respect thereto shall be available as of the end of the Monthly Period preceding the Monthly Period in which such notice is given.

       Section 15. Transfer and Exchange; Restrictions on Transfer of Series 2001-1 Certificates; Tax Treatment; Legends.

       (a) The Series 2001-1 Certificates have not been and will not be registered under the Securities Act or any other applicable securities law and may not be reoffered, resold, pledged or otherwise transferred except (i) to a Person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, subject to the receipt by the Transferor and the Trustee of a letter substantially in the form attached as Exhibit C hereto (it being understood and agreed that the Transferor and the Trustee have each received such letter on the date hereof which is acceptable for any transfer to a Program Support Provider or any Alternate Transferee), (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) subject to the receipt by the Transferor and the Trustee of such evidence acceptable to the Transferor and the Trustee that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable laws, (iii) to an Institutional Accredited Investor pursuant to any other exemption from the registration requirements of the Securities Act, subject to (A) the receipt by the Transferor and the Trustee of a letter substantially in the form attached as Exhibit D hereto and (B) the receipt by the Transferor and the Trustee of such other evidence acceptable to the Transferor and the Trustee that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable laws or (iv) to the Transferor, in each case in accordance with any applicable securities and blue sky laws of any State of the United States or any other applicable jurisdiction.

       (b) The Transferor shall make available to the prospective transferee information requested to satisfy the requirements of paragraph (d)(4) of Rule 144A (the "Rule 144A Information"). The Rule 144A Information shall include any or all of the following items requested by the prospective transferee:

         (i) copies of each statement delivered to Series 2001-1 Certificateholders pursuant to Section 5.2 on each Distribution Date preceding such request; and

         (ii) such other information as is reasonably available to the Transferor in order to comply with requests for information pursuant to Rule 144A under the Securities Act.

       (c) Each Series 2001-1 Certificate will bear a legend substantially in the following form:

  "THIS CERTIFICATE (OR ITS PREDECESSOR) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRANSFEROR THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT C TO THE SERIES 2001-1 SUPPLEMENT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) SUBJECT TO RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF SUCH EVIDENCE ACCEPTABLE TO THE TRANSFEROR AND THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT D TO THE SERIES 2001-1 SUPPLEMENT AND (B) THE RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRANSFEROR AND THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, OR (4) TO THE TRANSFEROR, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES."

       (d) Upon surrender for registration of transfer of a Series 2001-1 Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Series 2001-1 Certificateholder substantially in the form attached as Exhibit C if the new purchaser is a QIB (subject to clause (a) above) and by a written instrument of transfer in the form approved by the Transferor and the Trustee (it being understood that, until notice to the contrary is given to Series 2001-1 Certificateholders, the Transferor and the Trustee shall each be deemed to have approved the form of instrument of transfer, if any, printed on any definitive Series 2001-1 Certificate), executed by the registered owner, in person or by such Series 2001-1 Certificateholder’s attorney thereunto duly authorized in writing, such Series 2001-1 Certificate shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Series 2001-1 Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Transfers and exchanges of Series 2001-1 Certificates shall be subject to such restrictions as shall be set forth in the text of the Series 2001-1 Certificates and such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register.

       (e) H & T Receivable Funding Corporation shall be prohibited from Transferring any interest in or portion of the Exchangeable Transferor Certificate to the extent that after giving effect to any such Transfer the amount of the Exchangeable Transferor Certificate held solely by the Transferor would be less than the Minimum Retained Interest unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the federal or any then Applicable Tax State income tax characterization of any outstanding Series of Investor Certificates or the taxability (or tax characterization) of the Trust under federal or any then Applicable Tax State income tax laws. In no event shall any interest in or portion of the Exchangeable Transferor Certificate be transferred to BTFC. As a condition to transfer of an interest in or portion of the Exchangeable Transferor Certificate the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Transferor or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Certificates are paid in full. The Transferor shall provide prompt written notice to the Administrative Agent of any such transfer.

       (f) No transfer of a Series 2001-1 Certificate will be permitted to be made to a benefit plan except through an insurance company general account. Each Series 2001-1 Certificate will bear a legend substantially in the following form:

  "EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR THAT EITHER (I) IT IS NOT, AND IS NOT PURCHASING DIRECTLY OR INDIRECTLY ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO TITLE I OF ERISA OR A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR (II) THE SOURCE OF THE FUNDS USED TO PURCHASE AND HOLD THE CERTIFICATES PURCHASED HEREUNDER WILL BE AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 AND THE ACQUISITION AND HOLDING OF THE CERTIFICATES WILL BE EXEMPT UNDER PTCE 95-60."

       (g) The Series 2001-1 Certificateholders shall comply with their obligations under Section 3.7 of the Agreement with respect to the tax treatment of the Series 2001-1 Certificates, except to the extent that a relevant taxing authority has disallowed such treatment.

       Section 16. Back-Up Servicer. The Transferor, the Servicer and the Trustee have entered into the Back-Up Servicing Agreement with the Back-Up Servicer, and each covenants and agrees for the benefit of the Series 2001-1 Certificateholders to perform all of its respective obligations thereunder, and otherwise to take all reasonable actions required to maintain the Back-Up Servicing Agreement in effect for so long as any of the Series 2001-1 Certificates shall remain outstanding. The Trustee shall not agree to any amendment of the Back-Up Servicing Agreement unless the Administrative Agent shall consent thereto. The Trustee shall not consent to any termination of the Back-Up Servicing Agreement without the consent of the Administrative Agent. If so directed by the Administrative Agent, the Trustee (together with the Transferor and BTFC) shall terminate the Back-Up Servicing Agreement in accordance with the terms thereof. If the Back-Up Servicer shall become legally unable to perform the obligations of Back-Up Servicer or the Back-Up Servicing Agreement otherwise shall be terminated while any Series 2001-1 Certificates remain outstanding, the Trustee covenants and agrees that it will assume and perform the duties of Back-Up Servicer as provided in the Back-Up Servicing Agreement until a replacement

Back-Up Servicer shall have entered into a new Back-Up Servicing Agreement, substantially in the form of the Back-Up Servicing Agreement unless otherwise approved in writing by the Administrative Agent, for the benefit of the Series 2001-1 Certificateholders.

       Section 17. Additional Consent Rights; Modifications to Agreement.

       (a) Notwithstanding anything to the contrary in Section 8.2 of the Agreement, the Servicer, if other than JP Morgan Chase Bank, shall not consolidate with or merge into any other corporation or convey or transfer its assets substantially as an entirety to any Person unless, in each case, either (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquired by conveyance or transfer the properties of the Servicer substantially as an entirety has a tangible net worth immediately after giving effect to such consolidation, merger, conveyance or transfer, of not less than the Tangible Net Worth of the Servicer immediately prior to giving effect to such consolidation, merger, conveyance or transfer, as confirmed in an Officer’s Certificate delivered by the Servicer to the Trustee, or (ii) consent thereto has been obtained from the Administrative Agent.

       (b) Notwithstanding anything to the contrary in subsection 13.1(a) of the Agreement, the Transferor, the Servicer and the Trustee shall not enter into any amendment otherwise permitted pursuant to clause (ii) of such subsection, or pursuant to the second paragraph of such subsection, unless, in each case, consent thereto has been obtained from the Administrative Agent. The Servicer shall provide to each Series 2001-1 Certificateholder a copy of each amendment to the Agreement and this Series 2001-1 Supplement at least three Business Days prior to the effective date thereof.

       (c) Notwithstanding anything to the contrary in Section 6.9 of the Agreement, if (i) the percentage equivalent of a fraction, (A) the numerator of which is the sum of the Dilutions (excluding all Dilutions attributable to a Credit Card Program) as reported by the Servicer on the monthly Settlement Statement for the three Monthly Periods preceding the Monthly Period in which the Transferor proposes to issue a Series of Investor Certificates divided by three, and (B) the denominator of which is the average monthly Aggregate Principal Receivables for such three Monthly Periods, exceeds (ii) 1.6%, then the Transferor, the Servicer and the Trustee shall not issue such Series of Investor Certificates unless consent thereto has been obtained from the Administrative Agent.

       (d) Notwithstanding anything to the contrary in subsection 10.1(b) of the Agreement, with respect to the Series 2001-1 Certificates the phrase "unless the Trustee shall agree that a longer extension is appropriate under the circumstances" shall be replaced by the phrase "unless the Administrative Agent shall agree that a longer extension is appropriate under the circumstances".

       (e) Notwithstanding anything to the contrary in subsection 10.1(c) of the Agreement, with respect to the Series 2001-1 Certificates the phrase "unless the Trustee shall agree that a longer extension is appropriate under the circumstances" shall be replaced by the phrase "unless the Administrative Agent shall agree that a longer extension is appropriate under the circumstances".

       (f) For purposes of applying the consent restrictions of subsection 13.3(c) to the Series 2001-1 Certificateholders, the percentage specified therein shall be deemed to be 25% and not 50%.

       (g) Notwithstanding anything to the contrary in the Agreement, with respect to the Series 2001-1 Certificates, the numerator as set forth in the definition of Fixed/Floating Allocation Percentage shall be the Invested Amount as of the last day of the Revolving Period.

       (h) BTFC agrees that it shall not change its policies, in effect on the date hereof, of denying club access (to the extent reasonably practicable under the circumstances) to Obligors whose obligations in respect of Receivables are past due more than 60 days.

       (i) Neither the Trustee, the Transferor nor BTFC shall agree to any amendment or modification of the Purchase Agreement or the Subsidiary Purchase Agreement without the prior consent of the Administrative Agent, provided that the foregoing shall not apply with respect to any amendment or modification (i) to cure any ambiguity, to revise any exhibits or Schedules (other than Schedule I to the Purchase Agreement and Schedule II to the Subsidiary Purchase Agreement), to correct or supplement any provisions therein or thereon which may be inconsistent with any other provisions therein or thereon, or (ii) to add any other provisions with respect to matters or questions raised thereunder which shall not be inconsistent with the provisions of such agreement provided the conditions of Section 13.1 of the Agreement have been satisfied.

       (j) Notwithstanding anything to the contrary in the Agreement with respect to Series 2001-1, any provision of the Agreement, any other Transaction Document or this Series 2001-1 Supplement requiring that the Rating Agency Condition be met shall, except as set forth below, be deemed to require instead that the Administrative Agent provide its written consent; provided that this clause (j) shall not apply to the satisfaction of the Rating Agency Condition required pursuant to Section 2.9 of the Agreement; provided, further, that for purposes of Section 6.9 of the Agreement in connection with the issuance of a new Series of Investor Certificates, the "Rating Agency Condition" shall be deemed satisfied if the Administrative Agent shall have reasonably determined that such issuance will not adversely affect the Series 2001-1 Certificates (without giving effect to any reduction in the Transferor Interest as a result of such issuance other than to the extent required by Section 6.9 of the Agreement).

       (k) Notwithstanding anything to the contrary in the Agreement, with respect to Series 2001-1, any provision of the Agreement, any other Transaction Document or this Series 2001-1 Supplement requiring that notice be given to any Rating Agency shall be deemed to require that such notice also be furnished to the Administrative Agent.

       (l) Notwithstanding anything to the contrary in the Agreement, with respect to Series 2001-1, any provision of the Agreement, any other Transaction Document or this Series 2001-1 Supplement requiring that notice or reports be given to the Trustee shall be deemed to require that such notice or reports also be furnished to the Administrative Agent.

       (m) Notwithstanding anything to the contrary in Appendix I of the Agreement, with respect to Series 2001-1, the term "qualifying payment" in clause (k) of the definition of Eligible Receivable shall be deemed to mean payment of an amount equal to at least 90% of the first scheduled monthly payment due under such Contract.

      (n) Notwithstanding anything to the contrary in the Agreement, with respect to Series 2001-1, there shall be added to Section 10.1 of the Agreement the following clause (e): "failure of the Servicer to own, either directly or indirectly, 100% of the outstanding voting stock of the Transferor."

       (o) Notwithstanding anything to the contrary in the Agreement, with respect to the Series 2001-1, the first sentence of Section 2.9(a) shall be amended and restated as follows:

  On each Business Day (an "Offer Date") on which the Transferor Interest less the Available Subordination Amount for all Series then outstanding exceeds thirty-five million dollars ($35,000,000) (such amount, the "Removal Threshold"), the Trustee shall be deemed to have offered to the Transferor automatically and without any notice to or action by or on behalf of the Trustee, as of such Offer Date, the right to remove from the Trust all of the Trust’s right, title and interest in, to and under the Receivables, together with all monies then due or to become due and all amounts thereafter received with respect thereto and all proceeds thereof, in or with respect to those Contracts designated by the Transferor (the "Removed Contracts") to the extent that, but only to the extent that, after giving effect to such removal, the Transferor Interest less the Available Subordination Amount for all Series then outstanding shall be no less than the Removal Threshold; provided, however, that the Transferor shall not remove any Receivables from the Trust using selection procedures adverse to the Series 2001-1 Certificateholders.

       (p) Notwithstanding anything to the contrary in the Agreement, with respect to Series 2001-1, the eighth sentence of Section 3.8(a) shall be amended and restated as follows:

  Any amount required to be deposited into the Excess Funding Account in connection with Dilutions or in connection with a Receivable being designated a Closed Club Receivable relating to the Series 2001-1 Certificates (an "Adjustment Payment") shall be applied in accordance with Article IV and the terms of each Supplement.

       (q) Notwithstanding anything to the contrary in the Agreement, the Purchase Agreement or the Subsidiary Purchase Agreement, with respect to Series 2001-1, for purposes of measuring the Transferor Interest against the Minimum Transferor Interest, the Minimum Transferor Interest shall always at least equal the Available Subordination Amount for all Series then outstanding.

       (r) Notwithstanding anything to the contrary in subsection 10.1(a) of the Agreement, with respect to the Series 2001-1 Certificates, the parenthetical "(or such earlier time period set forth in a written notice from the Administrative Agent to the Servicer)" shall be added after the words "five Business Days" appearing therein.

       Section 18. Issuance of Additional Series of Investor Certificates. If the Transferor proposes to issue a Series of Investor Certificates, the Transferor (at its sole expense) shall provide or cause to be provided to the Series 2001-1 Certificateholders or their respective agents as they may designate in writing, copies of (i) all documentation relating to such additional Series to which any of the Transferor, the Servicer or the Trustee would be a party (provided, that the Transferor shall not be required to provide any underwriting or placement agent agreement, or any certificate purchase agreement, as part of such documentation), (ii) all legal opinions to be delivered to either the Trustee or any Rating Agency, and (iii) the private placement memorandum or other offering materials to be used in connection with such Series (collectively, the "Series Documentation"); provided, that information identifying any proposed investor in such Series may be deleted from all Series Documentation provided pursuant to this subsection (a) if requested by such proposed investor. The then current drafts of all Series Documentation shall be provided to the Series 2001-1 Certificateholders no later than 30 days prior to the anticipated closing date for such Series and any subsequent changes thereto, shall be identified to the Series 2001-1 Certificateholders), unless the initial draft of any Series Documentation is first prepared later than 30 days prior to such anticipated closing date, but in no event later than 10 days prior to the anticipated closing date. Thereafter, an initial draft of any Series Documentation which is first prepared later than 30 days prior to such anticipated closing date, and subsequent drafts of all Series Documentation (or changed pages, if applicable) shall be provided to the Series 2001-1 Certificateholders as contemporaneously as reasonably practicable with the distribution of such Series Documentation to the proposed investors, Rating Agencies or other Persons having an interest in such Series. Notwithstanding the Transferor’s obligation to provide the Series Documentation pursuant to this subsection (a), nothing contained in this subsection (a) shall be deemed or construed to grant to the Series 2001-1 Certificateholders any right of consent with respect to any such Series Documentation unless the consent right provided for in Section 17(c) of this Series Supplement is otherwise applicable. In receiving any Series Documentation pursuant to this subsection (a), each Series 2001-1 Certificateholder shall be deemed to have acknowledged and agreed that such Series Documentation has been provided solely for purposes of review by such Series 2001-1 Certificateholder in order to determine the effect, if any, of the issuance of such Series on the Series 2001-1 Certificates, and that such Series Documentation will be treated as confidential and will not be disclosed to third parties for purposes unrelated to such review, except as permitted by Annex I.

       Section 19. Closed and Sold Clubs.

  (a) Definitions. For purposes of this Section 19,

         "Category I - Closed Clubs" shall mean each health club which has been closed on or after the Closing Date, and the memberships with respect to which have been transferred to and assumed by a Qualifying Replacement Club located more than five (5) miles, but not more than twenty (20) miles, from such closed club.

         "Category II - Closed Clubs" shall mean each health club which has been closed on or after the Closing Date, and the memberships with respect to which have been transferred to and assumed by a Qualifying Replacement Club located not more than five (5) miles from such closed club, and which is not a club which has been specifically constructed as a new replacement club to be owned and operated by BTFC or another Originator.

         "Category III - Sold Clubs" shall mean each health club the ownership of which has been sold by BTFC or another Originator on or after the Closing Date, and which is not to be operated, following consummation of such sale, under a franchise agreement between BTFC (or such other Originator, if applicable) and the new owner of such sold club providing that such sold club is to be operated in a manner consistent with the standards that BTFC (or such other Originator, if applicable) would require for a club owned by it.

         "Qualifying Replacement Club" shall mean a health club which is either (i) owned by BTFC or another Originator, (ii) operated by the owner thereof under a franchise agreement between BTFC (or another Originator or a wholly-owned Subsidiary of BTFC, if applicable) and such owner providing that such club is to be operated in a manner consistent with the standards that BTFC (or such other Originator or a wholly-owned Subsidiary of BTFC, if applicable) would require for a club owned by it, or (iii) a club formerly owned by BTFC or another originator which has been sold to a Qualifying Purchaser.

         "Qualifying Purchaser" shall mean a purchaser of a health club from BTFC or another Originator who has entered into an agreement with BTFC (or such other Originator, if applicable) providing (i) for the continued servicing of the Contracts and related Receivables with respect to such sold club by BTFC, (ii) that such sold club is to be operated in a manner consistent with the standards that BTFC (or such other Originator, if applicable) would require for a club owned by it, and (iii) that BTFC (or such other Originator, if applicable) shall have the right to repurchase such sold club or assume management control thereof if such sold club is not operated in accordance with clause (ii) above.

  (b) Designation of Receivables as Ineligible.

         (i) In the event any health club is closed on or after the Closing Date, each Eligible

  Receivable, the Obligor on which was a member of such closed club, shall be designated as an Ineligible Receivable as of the date such club is closed, unless and until the membership of such Obligor is transferred to and assumed by a Qualifying Replacement Club located within twenty (20) miles of such closed club.

         (ii) In the event any health club is sold by BTFC or another Originator on or after the Closing Date, each Eligible Receivable, the Obligor on which was a member of such sold club, shall be designated as an Ineligible Receivable as of the date such club is sold, unless and until the membership of such Obligor is assumed by a Qualifying Purchaser.

         (iii) To the extent any Eligible Receivable is subsequently designated as an Ineligible Receivable pursuant to this subsection (b) (a "Closed Club Receivable"), the Transferor shall make a deposit into the Excess Funding Account in an amount by which Aggregate Principal Receivables shall be less than Minimum Aggregate Principal Receivable as a result thereof. The failure to make such deposit in such amount shall constitute an Adjustment Payment Shortfall in such amount.

       (c) Calculation of Excluded Amount - Clubs. With respect to any health club which is closed or sold on or after the Closing Date, and as to which the related Eligible Receivables would not be designated as Ineligible Receivables under either clause (i) or (ii) of subsection (b) above, the Servicer shall determine whether such club constitutes a Category I - Closed Club, a Category II - Closed Club, or a Category III - Sold Club. If such club constitutes a Category I - Closed Club, a Category II - Closed Club, or a Category III - Sold Club, the Servicer shall identify each Eligible Receivable, the Obligor on which was a member of such club, for purposes of calculating the Excluded Amount-Clubs.

       "Excluded Amount - Clubs" shall mean, for purposes of the Settlement Statement delivered by the Servicer on any Determination Date occurring after the number of health clubs owned or operated by Originators has fallen and remains below 300 clubs, and for purposes of calculating and reporting the Transferor Interest in the Daily Report delivered by the Servicer on each Business Day subsequent to the Determination Date on which such Settlement Statement is delivered through, and including, the next succeeding Determination Date, and for purposes of determining the Aggregate Principal Receivables on any such Business Day, the greater of the amounts described in clauses (i) and (ii) below:

  (i) the sum of:

         (A) the difference, if positive, between (x) the aggregate Principal Balance of all Eligible Receivables (as of the last Business Day of the Monthly Period to which such Settlement Statement relates) of Obligors who were members of a Category I - Closed Club that was closed during the preceding 6 months, minus (y) 1% of the Aggregate Principal Receivables (without giving effect to any reduction thereto in respect of Excluded Amount-Clubs) as of the end of the last Business Day of the Monthly Period to which such Settlement Statement relates; plus

         (B) the difference, if positive, between (x) the aggregate Principal Balance of all Eligible Receivables (as of the last Business Day of the Monthly Period to which such Settlement Statement relates) of Obligors who were members of a Category II - Closed Club that was closed during the preceding 6 months, minus (y) 3% of the Aggregate Principal Receivables (without giving effect to any reduction thereto in respect of Excluded Amount-Clubs) as of the end of the last Business Day of the Monthly Period to which such Settlement Statement relates; plus

         (C) the difference, if positive, between (x) the aggregate Principal Balance of all Eligible Receivables (as of the last Business Day of the Monthly Period to which such Settlement Statement relates) of Obligors who were members of a Category III - Sold Club which was sold during the preceding 6 months, minus (y) 2% of the Aggregate Principal Receivables (without giving effect to any reduction thereto in respect of Excluded Amount-Clubs) as of the end of the last Business Day of the Monthly Period to which such Settlement Statement relates; or

       (ii) the difference, if positive, between (I) the sum of the amounts described in subclause (x) of each of clauses (A), (B) and (C) above, minus (II) 5% of the Aggregate Principal Receivables (without giving effect to any reduction thereto in respect of Excluded Amount - Clubs) as of the end of the last Business Day of the Monthly Period to which such Settlement Statement relates.

Notwithstanding the foregoing, the Servicer shall not be obligated to calculate and report the Excluded Amount - Clubs on the Daily Report until such time as the Officer’s Certificate delivered pursuant to subsection (d) below indicates that such club closing or sale would result in an Excluded Amount - Clubs

       (d) Conditions to Closing or Selling a Club. BTFC covenants and agrees that it will not (and that it will not permit any other Originator to) consummate a closing or sale of any health club unless (i) BTFC shall have first delivered to the Trustee and the designated representatives of the Certificateholders an Officer’s Certificate identifying (A) whether such closed or sold club would be subject to subsection (b)(i) or (ii) above, or would be a Category I - Closed Club, a Category II - Closed Club or a Category III - Sold Club, (B) the aggregate amount of Eligible Receivables which would either be designated as Ineligible Receivables pursuant to the Purchase Agreement or subsection (b) above or would be included for purposes of calculating the Excluded Amount Clubs upon consummating such closing or sale, and (C) whether such closing or sale would cause the Transferor Interest (less any portion thereof attributable to the Available Subordination Amount for all Series then outstanding) to fall below zero, and if so, the Transferor shall be obligated to make a payment (to be treated as an Adjustment Payment for all purposes hereunder) in an amount equal to the amount by which the Transferor Interest (less any portion thereof attributable to the Available Subordination Amount for all Series then outstanding) would have been reduced below zero, and (ii) the Transferor shall have deposited the amount of any such Adjustment Payment so required into the Excess Funding Account; provided, that compliance with this subsection (d) shall not be a precondition to closing any club upon the expiration of the lease of the premises (although such closed club shall otherwise be subject to the provisions of this Section 19). Notwithstanding the foregoing, the covenants and agreements of this subsection (d) shall be applicable to BTFC only in the event the number of health clubs operated by Bally and its subsidiaries has fallen below 325 clubs; additionally, compliance with this subsection (d) may be waived in individual instances by the Holders of the Series 2001-1 Certificates aggregating not less than 50% of the Invested Amount. For purposes of this Section 19, references to sold clubs shall be deemed to include (i) clubs, the management or supervision of operations of which have been contracted to a Person not an Originator and (ii) clubs of Originators which have been terminated as parties to the Subsidiary Purchase Agreement pursuant to subsection 5.1(j) of the Purchase Agreement.

       Section 20. Right to Visit Servicer and Review Receivables. Any Series 2001-1 Certificateholder (which, for purposes hereof, shall be deemed to be the Ownership Group of which such

Series 2001-1 Certificateholder is a part) holding Certificates with an Outstanding Certificate Amount or a Commitment Amount of at least $5,000,000 shall have the right, upon reasonable prior notice to the Servicer (the "Proposing Certificateholder"), not more than once every six month period (i) to visit the Servicer, to discuss the affairs, finances and accounts of the Servicer with, and to be advised as to the same by, its officers, and to examine the books of account and records (including, without limitation, computer files, tapes and disks and microfiche lists) of the Servicer to the extent reasonably related to the Receivables, and to make or be provided with copies and extracts therefrom, and to discuss the affairs, finances and accounts therefrom, and (ii) to discuss the affairs, finances and accounts of the Servicer with, and to be advised as to the same by, the Independent Accountants of the Servicer (and the Servicer agrees that it will use its best efforts, upon request pursuant hereto, to cause the Independent Accountants to meet with such Series 2001-1 Certificateholders, provided, however, that no such discussion shall take place without a representative of the Servicer present, and the Servicer provides no assurance that such accountants will in fact be willing to engage in such discussions). Unless there shall have occurred a Servicer Default, a Pay-Out-Event or a Discrepancy Event, or the Servicer shall have advised the Series 2001-1 Certificateholder that a Servicer Default or a Pay-Out-Event is likely to occur, the Proposing Certificateholder shall provide the Servicer at least fifteen (15) days notice with respect to the proposed date of visitation and contemporaneously therewith shall provide the Trustee a copy of the same. The Trustee will provide all other Certificateholders a copy of such notice within two (2) Business Days of its receipt of the same, and Certificateholders will provide notice to the Servicer within nine (9) days of the proposed visitation date acknowledgment of whether or not they will join the Proposing Certificateholder on the proposed visitation date. All information obtained by any Series 2001-1 Certificateholder pursuant to this Section 20 shall be treated as confidential and subject to the terms and conditions described in Annex 1 hereto. The Servicer shall pay the reasonable out-of-pocket expenses of one representative designated by the Series 2001-1 Certificateholders in making such visits and inspections pursuant to this Section 20 which expenses in the aggregate shall not exceed $30,000 per year unless a Servicer Default, a Pay-Out-Event or a Discrepancy Event has occurred and is continuing, or if the Servicer shall have advised the Series 2001-1 Certificateholders that a Servicer Default or a Pay-Out-Event is likely to occur. Notwithstanding the foregoing, in the event that there shall have occurred a Servicer Default, a Pay-Out-Event or a Discrepancy Event, or the Servicer shall have advised the Series 2001-1 Certificateholders that a Servicer Default or a Pay-Out-Event is likely to occur, there shall be no limit upon the number of visits or discussions which are the subject of this Section 20 and the notice requirement set forth above shall not apply; provided, however, that the Servicer shall not be required to pay any expenses of the Series 2001-1 Certificateholders in connection with such visits or discussions except as provided in the immediately preceding sentence. For purposes of this Section, a "Discrepancy Event" shall mean the inability of the Servicer and the Back-Up Servicer or the Independent Accountants, as applicable, to resolve an error or discrepancy in a Daily Report or Settlement Statement which involves an amount in excess of $500,000. The rights of any Series 2001-1 Certificateholder under this Section 20 may be delegated, on a non-exclusive basis, to a representative; provided, however, that the rights of said representative under this Section 20 shall be subject to the same limitations as are the rights of the Series 2001-1 Certificateholders and shall be subject to the condition described in Annex 1 hereto.

       Section 21. Interest Rate Cap Reductions. At any time that the notional amount of the Interest Rate Cap is greater than the aggregate outstanding principal amount of the Certificates, the Transferor may, upon written notice, direct the Trustee to designate an early termination date with respect to any part or all of the Interest Rate Cap provided that the remaining notional amount of the Interest Rate Cap (after giving effect to any such early termination) shall at least be equal to the Outstanding Certificate Amount.

       Section 22. Ratification of Agreement. (a) As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series

Supplement shall be read, taken, and construed as one and the same instrument.

       (b) For so long as any of the Series 2001-1 Certificates are outstanding, each of the Transferor, the Servicer and the Trustee agree to cooperate with each other to provide to any Series 2001-1 Certificateholders and to any prospective purchaser of Series 2001-1 Certificates designated by such a Series 2001-1 Certificateholder upon the request of such Series 2001-1 Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

       Section 23. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

       Section 24. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

       Section 25. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

       Section 26. Post Closing Searches. The Servicer agrees to obtain, or cause to be obtained, searches of all applicable UCC financing statement records to verify the existence of all required UCC filings provided for herein as in the Agreement within forty-five (45) days of the date hereof.

       Section 27. Amendment or Release of Interest Rate Cap. The Trustee covenants not to amend any provision of, or release all or any portion of the notional amount, of the Interest Rate Cap without the Administrative Agent’s consent.

       Section 28. Covenant. BTFC shall pay or cause to be paid when due all sales and other taxes in connection with the sale by BTFC or any other Originator of health club memberships relating to the Receivables.

       Section 29. Rights of Trustee. The Trustee shall be afforded the same rights, protections, immunities and indemnities set forth in the Agreement as if specifically set forth herein.

[signature page follows]

       IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 2001-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

H & T RECEIVABLE FUNDING CORPORATION, as Transferor

By:
Printed Name:
Title:

BALLY TOTAL FITNESS CORPORATION, as Servicer

By:
Printed Name:
Title:

JP MORGAN CHASE BANK, not individually but solely as Trustee

By:
Printed Name:
Title:

Signature Page to
Series 2001-1 Supplement

EXHIBIT A

FORM OF SERIES 2001-1, INVESTOR CERTIFICATE

REGISTERED	CUSIP NO. ____________

No. ____	Group Purchase Limit $_________________

       THIS CERTIFICATE (OR ITS PREDECESSOR) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRANSFEROR THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT C TO THE SERIES 2001-1 SUPPLEMENT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) SUBJECT TO RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF SUCH EVIDENCE ACCEPTABLE TO THE TRANSFEROR AND THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT D TO THE SERIES 2001-1 SUPPLEMENT AND (B) THE RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRANSFEROR AND THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, OR (4) TO THE TRANSFEROR, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES.

       EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR THAT EITHER (I) IT IS NOT, AND IS NOT PURCHASING DIRECTLY OR INDIRECTLY ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO TITLE I OF ERISA OR A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR (II) THE SOURCE OF THE FUNDS USED TO PURCHASE AND HOLD THE CERTIFICATES PURCHASED HEREUNDER WILL BE AN

"INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 AND THE ACQUISITION AND HOLDING OF THE CERTIFICATES WILL BE EXEMPT UNDER PTCE 95-60.

       AS SET FORTH HEREIN THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

       Purchasers of this Series 2001-1 Certificate will be deemed to have made certain representations and warranties set forth in the Certificate Purchase Agreement.

H & T MASTER TRUST
FLOATING RATE ACCOUNTS RECEIVABLE-BACKED VARIABLE FUNDING TRUST
CERTIFICATE, SERIES 2001-1

       Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of retail installment sale contracts generated or to be generated by Bally Total Fitness Corporation ("BTFC" or the "Servicer") or Affiliates of BTFC and other assets and interests constituting the Trust under the Agreement described below.

       (Not an interest in or a recourse obligation of H & T Receivable Funding Corporation, BTFC or any affiliate of either of them.)

       This certifies that ___________________ (the "Certificateholder") is the registered owner of a fractional undivided interest in the H & T Master Trust (the "Trust") issued pursuant to (i) the Amended and Restated Pooling and Servicing Agreement, dated as of December 16, 1996 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between H & T Receivable Funding Corporation, as Transferor (the "Transferor"), BTFC, as the Servicer, and JP Morgan Chase Bank (as successor-in-interest to Texas Commerce Bank National Association), as Trustee (the "Trustee"), and (ii) the Series 2001-1 Supplement, dated as of _________, 2001 (the "Series 2001-1 Supplement"), among the Transferor, BTFC, as Servicer, and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 2001-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor’s right, title and interest in, to and under the Trust Property (as defined in the Agreement).

       This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a class of Certificates entitled "H & T Master Trust Floating Rate Accounts Receivable-Backed Variable Funding Trust Certificates, Series 2001-1" (the "Certificates" or the "Series 2001-1 Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. The Series 2001-1 Certificates are subject to the Agreement and in accordance with the terms thereof.

       The Transferor has structured the Agreement and the Series 2001-1 Certificates, with the intention that the Series 2001-1 Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Series 2001-1 Certificate (a "Series 2001-1 Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Series 2001-1 Certificates for purposes of federal, state, local or foreign taxes as indebtedness secured by the Trust Property.

       Each Certificate represents the right to receive interest at the Certificate Rate as determined in accordance with the Series 2001-1 Supplement and the Certificate Purchase Agreement.

       Subject to the Agreement, payments of principal on the Series 2001-1 Certificates are limited in certain circumstances to the unpaid Invested Amount, which may be less than the unpaid balance of the Series 2001-1 Certificates pursuant to the terms of the Agreement. All principal of and interest on the Series 2001-1 Certificates is due and payable no later than the _______________ Distribution Date (or if such day is not a Business Day, the next succeeding Business Day), unless extended pursuant to the terms of this Agreement (the "Expected Series 2001-1 Termination Date"). After the Expected Series 2001-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Series 2001-1 Certificates.

       In the event that the Invested Amount is greater than zero on the Expected Series 2001-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Series 2001-1 Certificates), and shall pay the proceeds to the Series 2001-1 Certificateholders pro rata in final payment of the Series 2001-1 Certificates.

       Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

       IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this _____ day of ________, 2001.

H & T RECEIVABLE FUNDING CORPORATION

By:
Printed Name:
Title:

CERTIFICATE OF AUTHENTICATION

       This is one of the Certificates referred to in the within-mentioned Agreement.

JP MORGAN CHASE BANK, not individually but solely as Trustee

Date: __________, 2001	By:
Printed Name:
Title:

Purchases and Repayment

	Principal Amount of	Outstanding Principal
Amount Purchased	Repayment	Balance	Invested Amount

EXHIBIT B

[Form of Monthly Certificateholders' Statement]

B-1

EXHIBIT C

FORM OF INVESTMENT LETTER
QUALIFIED INSTITUTIONAL BUYER
[Date]
H & T Receivable Funding Corporation
8700 West Bryn Mawr
Chicago, Illinois 60631
Attention: Box HTRFC

JP Morgan Chase Bank, as Trustee
450 West 33rd Street, 14th Floor
New York, New York 10001
Attn: ITS Structured Finance

Dear Sirs:

       In connection with our proposed purchase of the Floating Rate Accounts Receivable-Backed Variable Funding Trust Certificates, Series 2001-1, (the "Series 2001-1 Certificates") of H & T Master Trust (the "Trust"), a trust formed by H & T Receivable Funding Corporation (the "Transferor"), we confirm that:

         1. We are a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended (the Securities Act") (a "QIB"), and we are acquiring the Series 2001-1 Certificates for our own account or for the account of one or more QIBs, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Series 2001-1 Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment.

         2. We are acquiring the Series 2001-1 Certificates purchased by us for our own account or for the account of one or more QIBs as to each of which we exercise sole investment discretion.

         3. We represent and warrant for the benefit of the Transferor that either (i) we are not, and are not purchasing directly or indirectly on behalf of, an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security act of 1974, as amended ("ERISA"), that is subject to Title I of ERISA or a plan described in Section 4975(e)(1) of the Code or (ii) the source of the funds used to purchase and hold the certificates purchased hereunder will be an "Insurance Company General Account" within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60 and the acquisition and holding of the certificates will be exempt under PTCE 95-60.

C-1

       You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

By:
Printed Name:
Title:

Commitment Amount: $_______________

C-2

EXHIBIT D

FORM OF INVESTMENT LETTER
INSTITUTIONAL ACCREDITED INVESTOR
[Date]
H & T Receivable Funding Corporation
8700 West Bryn Mawr
Chicago, Illinois 60631
Attention: Box HTRFC

JP Morgan Chase Bank, as Trustee
450 West 33rd Street, 14th Floor
New York, New York 10001
Attn: ITS Structured Finance

Dear Sirs:

       In connection with our proposed purchase of the Floating Rate Accounts Receivable-Backed Variable Funding Trust Certificates, Series 2001-1, (the "Series 2001-1 Certificates") of H & T Master Trust (the "Trust"), a trust formed by H & T Receivable Funding Corporation (the "Transferor"), we confirm that:

         1. We are an "institutional accredited investor" within the meaning of Rule 501(a)(1), (2), (3), or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and we are acquiring the Series 2001-1 Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Series 2001-1 Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment.

         2. We are acquiring the Series 2001-1 Certificates purchased by us for our own account or for the account of one or more institutional accredited investors as to each of which we exercise sole investment discretion.

         3. We represent and warrant for the benefit of the Transferor that either (i) we are not, and are not purchasing directly or indirectly on behalf of, an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security act of 1974, as amended ("ERISA"), that is subject to Title I of ERISA or a plan described in Section 4975(e)(1) of the Code or (ii) the source of the funds used to purchase and hold the certificates purchased hereunder will be an "Insurance Company General Account" within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60 and the acquisition and holding of the certificates will be exempt under PTCE 95-60.

D-1

       You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

By:
Printed Name:
Title:

Commitment Amount: $_______________

D-2

ANNEX 1

Confidentiality Requirements

Each 2001-1 Certificateholder shall employ reasonable procedures in conformity with industry standards to maintain the confidentiality of all information heretofore or hereafter disclosed under the Agreement and Series 2001-1 Supplement. Notwithstanding the foregoing, any 2001-1 Certificateholder may disclose or disseminate such information to (i) its directors, officers, employees and representatives, including its attorneys and accountants with such safeguards, if any, as may be reasonably necessary to maintain the confidential nature of such information consistent with the undertaking set forth in the immediately preceding sentence hereof; (ii) prospective purchasers of a 2001-1 Certificate (or any securities broker or dealer or investment banker in connection with any proposed sale of a 2001-1 Certificate); (iii) third parties as is necessary or appropriate in connection with any law, statute, rule, regulation, ordinance, order, decree, judgment, subpoena, pleading, discovery or similar request or any suit, proceeding, investigation or requirement of any regulatory, judicial, arbitration, governmental or industry body, including, without limitation, The National Association of Insurance Commissioners; provided, however, any party described in clause (ii) above shall enter into an agreement confirming that they take such information subject to the confidentiality requirements herein contained and that BTFC shall be a third party beneficiary of such agreement; (iv) Program Support Providers; and (v) Rating Agencies, dealers, and depositaries involved in the commercial paper program of any Conduit Purchaser. In addition, any 2001-1 Certificateholder may disclose such confidential information if (x) it is or hereafter becomes lawfully obtainable from other sources, (y) such 2001-1 Certificateholder deems it reasonably necessary in connection with any enforcement action in respect of or relating to the Agreement, or (z) such duty as to confidentiality is waived by the Servicer or the Transferor, as appropriate.

D-3

ANNEX 2

Notional Principal Amortization Schedule

[see attached]

D-3